UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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First Potomac Realty Trust

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7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2009

To our shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of First Potomac Realty Trust (the “Company,” “we” or “us”) on Thursday, May 21, 2009 at 11:00 a.m., local time, at the Company’s offices at 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, to consider and take action on the following:

1.	To elect seven members to the Board of Trustees for a term of one year each;

2.	To approve the Company’s 2009 Equity Compensation Plan;

3.	To approve the Company’s 2009 Employee Share Purchase Plan;

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record as of the close of business on March 16, 2009 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Pursuant to new Securities and Exchange Commission (“SEC”) rules (“e-proxy rules”), we are now furnishing proxy materials to our shareholders over the Internet. Accordingly, we mailed on or about April 8, 2009, a Notice Regarding the Availability of Proxy Materials (“Notice”) to our shareholders of record as of March 16, 2009. Beginning on the date of the mailing of the Notice, all shareholders and beneficial owners had the ability to access all of the proxy materials and the Company’s Annual Report on Form 10-K on a website referred to in the Notice and to vote their proxy on the Internet. These proxy materials are available free of charge. The Notice also provides instructions on how you can request a paper copy of the proxy materials if you desire and how you can vote your proxy by mail or telephone. Please see the attached proxy statement for more details on how you can vote.

The Board of Trustees appreciates and encourages your participation in the Company’s Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares by proxy on the Internet, by telephone or by mail. If you attend the Annual Meeting, you may revoke your proxy and vote in person. Your proxy is revocable in accordance with the procedures set forth in this proxy statement.

By order of the Board of Trustees,

Joel F. Bonder
Secretary

Bethesda, Maryland
April 8, 2009

i

ii

FIRST POTOMAC REALTY TRUST

7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Trustees for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814 on Thursday, May 21, 2009 at 11:00 a.m., local time, and at any adjournment and postponement thereof. We mailed on or about April 8, 2009, a Notice Regarding the Availability of Proxy Materials (“Notice”) to our shareholders of record as of March 16, 2009. Beginning on the date of the mailing of the Notice, all shareholders and beneficial owners had the ability to access all of the proxy materials and the Company’s Annual Report on Form 10-K on a website referred to in the Notice and to vote their proxy on the Internet. The Notice also provides instructions on how you can request a paper copy of the proxy materials if you desire and how you can vote your proxy by mail or telephone.

The mailing address of our principal executive offices is 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814. We maintain a website at www.first-potomac.com. Information at our website is not and should not be considered part of this proxy statement.

The Company will bear the costs of this solicitation including the costs of preparing, assembling and mailing proxy materials and the handling and tabulation of proxies received. In addition to solicitation through the Internet or by mail, proxies may be solicited by the trustees, officers and employees of the Company, for no additional compensation, by telephone, telegram, personal interviews or otherwise. The Company retains the services of ICR, Inc., 450 Post Road East, Westport, Connecticut 06880, to assist with the Company’s investor relations and other shareholder communications issues. ICR, Inc. will assist in the solicitation of the proxies and will not receive any additional compensation for those services. The Company will reimburse the firm’s expenses in connection with the solicitation.

No person is authorized to give any information or to make any representation not contained in this proxy statement and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, imply that there has been no change in the information set forth since the date of this proxy statement.

Purposes of the Annual Meeting

The principal purposes of the Annual Meeting are to: (1) elect seven members to the Board of Trustees, (2) approve the Company’s 2009 Equity Compensation Plan, (3) approve the Company’s 2009 Employee Share Purchase Plan, (4) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and (5) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Trustees knows of no other matters other than those stated above to be brought before the Annual Meeting.

VOTING

How to Vote Your Shares

You may vote your shares at our Annual Meeting in person. If you cannot attend our Annual Meeting in person, or you wish to have your shares voted by proxy even if you do attend our Annual Meeting, you may vote by duly authorized proxy on the Internet, by telephone or by mail. Maryland law provides that a vote by Internet or telephone carries the same validity as a paper ballot. In order to vote on the Internet, you must first go to

http://www.proxyvote.com, have your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.

In order to vote by telephone, you must call 1-(800) 690-6903, have your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions. .

To vote using a proxy card, you may request a proxy card from us as instructed in the Notice Regarding the Availability of Proxy Materials and by signing, dating and mailing the proxy card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

If the proxy card is signed, dated and returned, but voting directions are not made, the proxy will be voted “for” each of the trustee nominees and in such manner as the proxy holders named on the proxy card, in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which will be provided at the meeting.

How to Revoke Your Proxy

If you have already voted your proxy on the Internet or by telephone, or returned your proxy to us by mail, you may revoke your proxy at any time before it is exercised at our Annual Meeting by any of the following actions:

•	by notifying our Secretary in writing that you would like to revoke your proxy;

•	by completing a proxy card on the Internet, by telephone or by mail with a later date at or before our Annual Meeting; or

•	by attending our Annual Meeting and voting in person. (Note, however, that your attendance at our Annual Meeting, by itself, will not revoke a proxy you have already returned to us; you must also vote your shares in person at our Annual Meeting to revoke an earlier proxy.)

If your common shares of beneficial interest (“Common Shares”) are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Record Date for Our Annual Meeting; Who Can Vote at Our Annual Meeting

Our Board of Trustees has fixed the close of business on March 16, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments or postponements thereof. As of the close of business on March 16, 2009, the Company had outstanding 27,352,714 Common Shares. On all matters to come before the Annual Meeting, each holder of Common Shares will be entitled to vote at the Annual Meeting and will be entitled to one vote for each share owned.

The representation in person or by proxy of a majority of the issued and outstanding Common Shares is necessary to provide a quorum for voting at the Annual Meeting. If you have returned valid proxy instructions or if you hold your Common Shares in your own name as a holder of record and attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

The affirmative vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a trustee and the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2009. For purposes of the election of trustees and ratification of the appointment of KPMG LLP, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The affirmative vote of a majority of the votes cast on each proposal is required for approval of the 2009 Equity Compensation Plan (the “2009 Plan”) and the 2009 Employee Share Purchase Plan (the “2009 ESPP”), provided that the total cast on each proposal represents over 50% in interest of all securities entitled to vote on each proposal. For purposes of the votes on the 2009 Plan and the 2009 ESPP, abstentions will have the same effect as votes against a proposal and broker non-votes will have the same effect as votes against a proposal, unless holders of more than

50% in interest of all securities entitled to vote on a proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

Under applicable New York Stock Exchange rules (the exchange on which our Common Shares are traded), brokers holding our Common Shares for beneficial owners in nominee or “street” name must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner who do not receive voting instructions from the beneficial owner may not under the NYSE’s rules have discretionary voting power on non-routine matters. In these cases, if no specific voting instructions are provided by the beneficial owner, the broker may not vote on non-routine proposals. This results in what is known as a “broker non-vote.” Since the election of trustees and the ratification of our independent registered public accounting firm are routine matters for which specific instructions from beneficial owners are not required under the NYSE’s rules, no broker non-votes will arise in the context of voting for the seven trustee nominees or ratification of our independent registered public accounting firm. However, broker non-votes may arise in the context of voting for the proposals to approve the 2009 Plan and the 2009 ESPP because such proposals are considered non-routine matters. Unless specific voting instructions are provided by the beneficial owner, the broker will be unable to vote on the proposals to approve the 2009 Plan and the 2009 ESPP.

If you do not provide voting instructions to your broker for our Common Shares held in nominee or street name, your brokerage firm may either (1) vote your shares on routine matters, including this year’s election of trustees and ratification of the appointment of our independent registered public accounting firm, or (2) leave your shares unvoted. To be certain that your shares are voted at our Annual Meeting, we encourage you to vote your proxy or provide instructions to your brokerage firm.

PROPOSAL 1: ELECTION OF TRUSTEES

The Board of Trustees has fixed the number of trustees at seven. The seven persons named below are nominated to serve on the Board of Trustees until the 2010 Annual Meeting of Shareholders or until such time as their respective successors are elected and qualified. Each nominee is currently a trustee of the Company.

Nominees for Election as Trustees

The following table sets forth the names and biographical information concerning each of the trustees nominated for election at the Annual Meeting:

Name	Principal Occupation	Trustee Since	Age

Robert H. Arnold	Co-Managing Director, R.H. Arnold & Company, LLC	2003	65
Richard B. Chess	Managing Partner, Chess Law Firm	2003	55
Douglas J. Donatelli	Chairman and CEO of the Company	2003	47
J. Roderick Heller	Chairman, Carnton Capital Associates	2003	71
R. Michael McCullough	Former Chairman, Booz, Allen & Hamilton, Inc.	2003	70
Alan G. Merten	President, George Mason University	2005	67
Terry L. Stevens	Senior Vice President and CFO, Highwoods Properties, Inc.	2003	60

Robert H. Arnold is the Co-Managing Director of R.H. Arnold & Company, LLC, a New York-based investment banking firm which specializes in providing advisory services to U.S. and international investment funds, and advising corporations on capital raising, mergers, acquisitions, divestitures and valuations. Mr. Arnold has served as a trustee since our initial public offering and was a director of First Potomac Realty Investment Trust, Inc. (our “Predecessor”) from 1997 until our initial public offering. Mr. Arnold has more than 30 years of financial experience including serving as the Treasurer of Merrill Lynch & Co.  and the Chief Financial Officer of Merrill Lynch Capital Markets. Mr. Arnold serves on the boards of the WT Mutual Funds and Treasury Strategies, Inc. He received his Bachelor of Science, Master of Science and Ph.D. degrees from Northwestern University.

Richard B. Chess is an attorney and is currently managing partner of the Chess Law Firm, located in Richmond, Virginia. He is also President of American Realty Capital Markets, a securities broker dealer focused on real estate. Mr. Chess has served as a trustee since our initial public offering and was a director of our Predecessor from 1997 until our initial public offering. From 1987 to 1997, Mr. Chess was Director of Acquisitions for United Dominion Realty Trust, a publicly traded real estate investment trust that invests in apartment properties. He received his Bachelor of Science Degree from the University of Pittsburgh and Juris Doctorate from the University of Richmond Law School.

Douglas J. Donatelli is a founder of the Company and has served as Chairman since May 2007 and Chief Executive Officer and trustee of the Company since our predecessor’s founding in 1997. Mr. Donatelli previously was Executive Vice President of Donatelli & Klein, Inc. (now Donatelli Development, Inc.), a real estate development and investment firm located in Washington, D.C., and from 1985 to 1991, President of D&K Broadcasting, a communications subsidiary of Donatelli Development, Inc. that owned Fox network affiliated television stations. Mr. Donatelli is active in many charitable and community organizations. He serves on the Board of Directors of the Greater Washington Board of Trade and the Catholic Charities Foundation of Washington, D.C. and is a member of the Urban Land Institute and National Association of Real Estate Investment Trusts (“NAREIT”). Mr. Donatelli holds a Bachelor of Science degree in Business Administration from Wake Forest University.

J. Roderick Heller, III is the Chairman of Carnton Capital Associates, a private investment corporation, and a director of Montpelier Re Holdings Ltd., a publicly traded Bermuda reinsurance company. From May 1986 to December 1997, Mr. Heller served as Chairman and Chief Executive Officer of NHP Incorporated and various related organizations, including National Corporation for Housing Partnerships. NHP Incorporated, prior to its sale in December 1997, was a publicly traded company that, collectively with NHP Partners, Inc., was the nation’s largest owner and operator of apartment properties. Mr. Heller has served as a trustee of the Company since our initial public offering. Mr. Heller was a partner of the law firm of Wilmer, Cutler & Pickering in Washington, D.C. from 1971 to 1982. He received a Bachelor of Arts from Princeton University, a Masters of History from Harvard University and a Juris Doctorate from Harvard Law School.

R. Michael McCullough was employed by Booz, Allen & Hamilton Inc. (“Booz Allen”), a global consulting firm, from 1965 through 1996. He was the Chairman and Chief Executive Officer of Booz Allen from 1984 to 1992, and from 1992 until his retirement in 1996, Mr. McCullough was the Senior Chairman of Booz Allen. Mr. McCullough has served as a trustee of the Company since our initial public offering and is currently also a Director of Watson Wyatt Worldwide, a global consulting firm. Mr. McCullough was previously a director of Charles E. Smith Residential Realty, Inc. Mr. McCullough received a Bachelor of Science degree in electrical engineering from the University of Detroit.

Alan G. Merten has served as the President of George Mason University since July 1996, and has been a trustee of the Company since October 2005. Dr. Merten was Dean of the Johnson Graduate School of Management of Cornell University from 1989 to 1996, the Dean of the College of Business Administration at the University of Florida from 1986 to 1989, and Associate Dean for Executive Education and Computing Sciences at the University of Michigan from 1984 to 1986. He serves on the Board of Trustees of mutual funds affiliated with Legg Mason Partners and the Board of Directors of Cardinal Financial Corporation. He holds a Bachelor of Science in mathematics and Ph.D. in computer science from the University of Wisconsin and a Master of Science in computer science from Stanford University.

Terry L. Stevens is Senior Vice President and Chief Financial Officer of Highwoods Properties, Inc. (“Highwoods”) located in Raleigh, North Carolina. Mr. Stevens joined Highwoods in December 2003. Highwoods is a publicly traded real estate investment trust that owns office, industrial and retail properties. Mr. Stevens has served as a trustee of the Company since our initial public offering. Prior to joining Highwoods, Mr. Stevens held various executive positions, including Executive Vice President, Chief Financial Officer and Trustee, from 1994 to 2003 with Crown American Realty Trust, a publicly traded retail real estate company that merged with Pennsylvania Real Estate Investment Trust in November 2003. From 1990 to 1994, Mr. Stevens was Director of Financial Systems Development as well as Director of Internal Audit at AlliedSignal, Inc., a large multi-national manufacturer. He also spent 18 years with Price Waterhouse, including seven years as an audit partner. Mr. Stevens received a Bachelor of Science degree in physics from Juniata College and a Masters of Business Administration from The Wharton School.

Our Board of Trustees recommends that shareholders vote “FOR” the election of each of the nominees.

PROPOSAL 2: APPROVAL OF 2009 EQUITY COMPENSATION PLAN

Discussion of the Proposal

The Board of Trustees believes that the availability of equity-based incentives is important to the Company’s ability to attract and retain highly qualified, experienced executives and other employees and to further align such executives’ and employees’ interests with those of our shareholders. The Company’s current equity compensation plan, the 2003 Equity Compensation Plan (the “2003 Plan”), was adopted immediately prior to the Company’s initial public offering (“IPO”) in October 2003, and was amended in May 2005 to increase the number of the Company’s common shares (“shares”) reserved for issuance from 910,800 to 1,560,800 (subject to adjustment to reflect share dividends, share splits, consolidations of shares and other changes in the Company’s capitalization). The total issued and currently outstanding awards under the 2003 Plan represents 4.0% of the aggregate number of the Company’s currently outstanding shares and operating partnership units.

As of March 16, 2009, the record date for the Annual Meeting of Shareholders, only 20,000 share awards and 25,000 options were available for issuance under the 2003 Plan. The Board of Trustees has, therefore, concluded that an insufficient number of shares remain under the 2003 Plan and that authorization of additional share awards is needed in order to provide appropriate incentives to executives and other employees in 2009 and subsequent years.

The Compensation Committee of the Board has adopted long-term compensation guidelines whereby restricted share awards are made to executives during the first or second quarter of each year, and option awards are made to non-executive employees each January. It is the Compensation Committee’s policy that at least 50% of each executive’s restricted share award be performance based. In 2008, 100% of each executive’s award was performance-based. The Committee’s preference for issuing restricted shares with performance-based vesting requirements, rather than options, reflects the Committee’s desire to put executives’ long-term incentive compensation at greater risk and reduce the potential near-term equity dilution caused by long-term incentive compensation awards. For the five-year period 2005 through 2009, the Company issued an average of 96,000 restricted share awards per year to executives and trustees (no share awards were made in 2003 and 2004), however, in order to maintain approximately the same aggregate value of each executive’s award in 2008 and 2009, the average number of restricted shares awarded increased to approximately 200,000 per year in those years. No stock option awards have been made to executives since January 2005. The Company issued an average of 100,000 stock options per year to non-executive employees during the period 2005-2009.

On February 24, 2009, the Board of Trustees approved an omnibus 2009 Equity Compensation Plan (the “2009 Plan”), subject to shareholder approval, reserving 650,000 shares for issuance. The 2009 Plan’s aggregate share authorization, the individual grant limitation and the terms of outstanding awards will be adjusted by the Compensation Committee to reflect share dividends, share splits, consolidations of shares and other changes in the Company’s capitalization. The text of the 2009 Plan is attached as Exhibit A to this proxy statement.

Description of the 2009 Plan

The 2009 Plan provides for the issuance of options to purchase shares, share awards, share appreciation rights (“SARs”), performance units and equity-based awards. Each option granted pursuant to the 2009 Plan is designated at the time of grant as either an option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, referred to as an incentive share option, or as an option that is not intended to so qualify, referred to as a nonqualified option.

Administration.  The 2009 Plan is administered by our Compensation Committee, although the Compensation Committee may delegate its authority and administrative responsibilities under the 2009 Plan to one or more officers. In the case of awards to members of the Board of Trustees who are independent trustees, the 2009 Plan may be administered by the independent trustees or the Compensation Committee. As used in this summary, the term “Compensation Committee” means the Compensation Committee, its delegate or the independent trustees, as appropriate. The Compensation Committee generally has the authority, within limitations described in the 2009 Plan, (i) to establish rules and policies concerning the 2009 Plan, (ii) to determine the persons to whom options, SARs, share awards, performance units and equity-based awards may be granted, (iii) to fix the number of shares to be covered by each award and (iv) to set the terms of each award. Each type of award is described below.

Eligibility.  All of our employees and employees of an affiliate or subsidiary, including employees of First Potomac Realty Investment Limited Partnership and First Potomac Management LLC, are eligible to participate in the 2009 Plan; provided however, that no individual may be granted awards under the 2009 Plan in any calendar year for more than 400,000 shares. Our non-employee trustees and consultants and advisors who perform services to an affiliate or subsidiary are also eligible to participate in the 2009 Plan if they render bona fide services to the Company or an affiliate other than services related to the offer and sale of Trust securities and provided further that they do not maintain a market for Company securities. The Compensation Committee selects the individuals who will participate in the 2009 Plan (“Participants”).

Options.  Options granted under the 2009 Plan may be incentive share options (“ISOs”) or nonqualified options. An option entitles a Participant to purchase shares from us at the option price. The option price may be paid in cash, by the surrender of shares, through a broker-assisted “cashless exercise” or such other method as permitted by the Compensation Committee. The option price is fixed by the Compensation Committee at the time the option is granted, but the price cannot be less than the shares’ fair market value on the date of grant. Except to reflect share dividends, share splits, consolidations of shares and other changes in the Company’s capitalization, the option price of an outstanding option may not be reduced, whether through amendment, cancellation, replacement grant or other means, without the approval of shareholders. No Participant may be granted ISOs (under all incentive share option plans of the Company and its affiliates) which are first exercisable in any calendar year for shares having an aggregate fair market value (determined as of the date the ISO was granted) that exceeds $100,000. The term of an option cannot exceed ten years.

SARs.  SARs may be granted under the 2009 Plan in relation to option grants (“Corresponding SARs”) or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the option to which the Corresponding SAR relates and vice versa. SARs entitle the Participant to receive a payment based on a formula determined by the Compensation Committee and set forth in an agreement with the Participant. In the absence of such a determination, the Participant is entitled to receive the excess of the fair market value of a share on the date of exercise over the greater of the fair market value of a share on the date of grant or the amount set forth in the SAR agreement. Except to reflect share dividends, share splits, consolidations of shares and other changes to the Company’s capitalization, the initial value of an outstanding SAR may not be reduced, whether through amendment, cancellation, replacement grant or other means, without the approval of shareholders. The amount payable upon the exercise of an SAR may be paid in cash, shares, or a combination of the two as determined by the Compensation Committee.

Share Awards.  Under the 2009 Plan, Participants may be granted share awards i.e., awards of shares that may be nontransferable or forfeitable or both unless certain conditions prescribed by the Compensation Committee, in its discretion, are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve performance-related objectives such as those described below. A Participant has the right to vote the shares subject to a share award and can receive dividends thereon, even during the period the shares are nonvested and nontransferable.

Performance Units.  The 2009 Plan also provides for the award of performance units. A performance unit entitles the Participant to receive a payment equal to the fair market value of a specified number of shares if certain objectives are satisfied. The Compensation Committee prescribes the requirements that must be satisfied before a performance unit is earned. Those requirements may be based on performance-related objectives such as those described below. To the extent that performance units are earned, the obligation may be settled in cash, in shares, or by a combination of the two as determined by the Compensation Committee. The period in which performance is measured shall be set by the Compensation Committee.

Equity-Based Awards.  The 2009 Plan also authorizes the Compensation Committee to make other equity-based awards. These awards may be in the form of shares (both restricted and unrestricted) or as an award with a value measured, in whole or in part, by the fair market value of a share. The terms and conditions of an equity-based award shall be prescribed by the Compensation Committee consistent with the terms of the 2009 Plan. The equity-based awards may be settled in cash, shares, or a combination of the two as determined by the Compensation Committee.

Qualified Performance-Based Compensation.  The 2009 Plan permits the Compensation Committee to impose and specify specific performance goals that must be met with respect to grants of share awards, performance units and equity-based awards that are intended to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Prior to or soon after the beginning of the performance period, the Compensation Committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met and any other conditions. Forfeiture of all or part of any grant will occur if the performance goals are not met, as determined by the Compensation Committee.

The performance goals, to the extent designed to meet the requirements of Section 162(m) of the Internal Revenue Code, will be determined by our Compensation Committee and be based on one or more of the following: share price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or dispositions.

Change in Control.  If we experience a change in control, all outstanding options and SARs shall be fully exercisable, all outstanding share awards shall be fully transferable and nonforfeitable and all outstanding performance units and equity-based awards shall be earned in their entirety and settled in cash, shares, or a combination of the two as determined by the Compensation Committee. The Compensation Committee also may take any of the following actions with respect to any or all outstanding grants: (1) determine that outstanding awards will be assumed by, or replaced with comparable awards, of the surviving entity or its affiliates or (2) determine that outstanding options and SARs will be cancelled in exchange for a payment equal to the amount by which the value per share in the transaction exceeds the exercise price or Initial Value, multiplied by the number of shares subject to the option or SAR.

Amendment; Termination.  Our Board of Trustees may amend or terminate the 2009 Plan at any time; provided that our shareholders must approve any amendment if such approval is required in order to comply with applicable stock exchange requirements, if the amendment increases the number of shares that may be issued under the 2009 Plan or the amendment changes the class of individuals eligible to participate in the 2009 Plan. Unless terminated sooner by our Board of Trustees or extended with shareholder approval, the 2009 Plan will terminate on February 23, 2019.

New Plan Benefits.  As described above, participation and awards under the 2009 Plan will be determined in the discretion of the Compensation Committee. Consequently, the Company cannot determine the awards that will be made under the 2009 Plan and cannot determine the awards that would have been made last year if the 2009 Plan had been in effect.

Federal Income Taxes.  The Company has been advised by counsel regarding the federal income tax consequences of the 2009 Plan. No income is recognized by a Participant at the time an option is granted. If the option is an ISO, no income will be recognized upon the Participant’s exercise of the option (although the exercise of an ISO may have alternative minimum tax consequences). Income is recognized and taxes must be paid by a Participant when he disposes of shares acquired under an ISO.

The exercise of a nonqualified option generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price. Tax must be paid by the Participant at the time of exercise.

No income is recognized upon the grant of an SAR. The exercise of an SAR generally is a taxable event. A Participant generally must recognize income equal to any cash that is paid and the fair market value of shares of common stock that are received in settlement of an SAR.

A Participant will recognize income on account of a share award or equity-based award on the first day that the shares or other securities are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the Participant is equal to the fair market value of the shares or securities on that date.

No income is recognized upon the award of performance units. A Participant will recognize income on account of the settlement of the performance units. A Participant will recognize income equal to any cash that is paid and the fair market value of shares (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that are received in settlement of the performance units.

The employer (either the Company or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or an SAR, the vesting of a share award and the settlement of performance units and other equity-based awards. The amount of the deduction is equal to the ordinary income recognized by the Participant. The employer generally will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of shares acquired upon the exercise of an ISO.

Our Board of Trustees recommends that shareholders vote “FOR” the 2009 Plan.

PROPOSAL 3: APPROVAL OF 2009 EMPLOYEE SHARE PURCHASE PLAN

Discussion of the Proposal

Employee share purchase plans (“ESPPs”) are frequently used by companies as a means to encourage broad based employee ownership in the company. Employers can offer qualified or nonqualified ESPPs. However, qualified plans have the significant advantage of making it possible for participants to buy stock at a discount without recognizing income until the stock is sold. The discount is an expense to the company in the year in which the shares are purchased. The requirements for a qualified ESPP are set by Section 423 of the Internal Revenue Code.

The Board of Trustees is proposing the adoption of a qualified ESPP (the “2009 ESPP”) that operates using three- or six-month offering periods during which payroll deductions are made and shares are purchased either from the Company or on the open market on the last day of the offering period. The purchase price to the employee is 85% of the lower of the closing prices on the first and last days of the offering period. Section 423 does not permit non-employee trustees to participate in the ESPP.

The Company’s transfer agent, American Stock Transfer, will administer the 2009 ESPP at a cost to the Company of approximately $9,000 per year, plus a one-time $3,000 set up fee. The annual fee covers the cost of maintaining employee accounts, handling employee registration and inquiries, issuing dividends and annual tax filings. Employees would pay commissions on stock sales.

On February 24, 2009, the Board of Trustees adopted the 2009 ESPP, subject to shareholder approval, reserving 200,000 of the Company’s common shares (“shares”) for issuance. The text of the 2009 ESPP is attached as Exhibit B to this proxy statement.

Description of the 2009 ESPP

Administration.  The 2009 ESPP is administered by our Compensation Committee. The Compensation Committee is responsible for interpreting the 2009 ESPP and adopting rules and regulations that are necessary or appropriate for the administration of the 2009 ESPP.

Eligibility and Enrollment.  All employees of the Company and its designated affiliates are generally eligible to participate in the 2009 ESPP. However, certain employees are not eligible to participate in the 2009 ESPP. The ineligible employees include those who are customarily employed for less than 20 hours per week or five months in a year, employees whose terms of employment are governed by a collective bargaining agreement and employees who own (or are deemed to own under certain attribution rules) five percent or more of the total voting power or value of the Company’s stock.

An eligible employee enrolls in the 2009 ESPP by authorizing payroll deductions that are used to purchase shares of the Company. The payroll deduction must be designated as a specific dollar amount of the individual’s compensation for each payroll period.

Participants may change their payroll deductions at any time. However, no more than two increases and two decreases in payroll deductions may be made during any offering period (described below). A participant may withdraw from the Purchase Plan, and receive a refund or his or her contributions (without interest), at any time.

Share Authorization.  The 2009 ESPP provides that up to 200,000 shares may be issued or sold pursuant to the 2009 ESPP. The number of shares authorized for issuance under the 2009 ESPP and participants’ rights under the 2009 ESPP will be adjusted as the Compensation Committee determines is equitably required in the event of a share dividend, share split, consolidation of shares or other changes in the Company’s capitalization.

Offering Periods and Purchases.  Payroll deductions for each participant are accumulated during the 2009 ESPP’s “offering periods.” Unless the Compensation Committee determines otherwise, each offering period lasts three months and offering periods begin on the first day of each calendar quarter. The first day of the offering period is referred to as the “offer date” and the last day of each offering period is referred to as the “purchase date.”

Shares are purchased on each purchase date. The number of shares purchased for each participant is determined by dividing the participant’s accumulated contributions by the purchase price for that offering. The purchase price for an offering period is the lesser or 85% of the fair market value of a share on the offer date or 85% of the fair market value of a share on the purchase date.

Shares that are purchased for each participant will be held in a stock account with the Company’s transfer agent or in a brokerage account established for each participant. The participant’s interest in the shares is vested. As a general rule, shares purchased under the 2009 ESPP must be held for six months. After the holding period requirement is satisfied, the participant may withdraw the shares from the account or transfer the shares at any time.

Amendment and Termination.  The Board of Trustees may amend the 2009 ESPP at any time. An amendment will not be effective until it is approved by shareholders if the amendment increases the number of shares that may be issued or purchased under the 2009 ESPP or if shareholder approval is required in order for the 2009 ESPP to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

The Board of Trustees may terminate the 2009 ESPP at any time. Unless sooner terminated by the Board of Trustees, no offering periods can begin after February 23, 2019.

New Plan Benefits.  As described above, the benefits that will be provided under the 2009 ESPP will depend, in large part, on the amounts that participants elect to contribute to the 2009 ESPP and the value of the shares on each of the offering dates and purchase dates. Consequently, the Company cannot determine the benefits that will be provided under the 2009 ESPP and cannot determine the benefits that would have been provided last year if the 2009 ESPP had been in effect.

Federal Income Taxes.  The Company has been advised by counsel regarding the federal income tax consequences of the 2009 ESPP. Purchases of shares under the 2009 ESPP are intended to qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Accordingly, the purchase of shares will not result in taxable income to the participant or a deduction for the Company in the year of the purchase.

If the participant disposes of shares acquired under the 2009 ESPP within two years after the offer date, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price for the shares. If the disposition of shares is a taxable sale or exchange, the participant’s tax basis in the shares is increased by the amount recognized as ordinary income and the adjusted basis is used in calculating any additional gain or any loss that is recognized upon the disposition. Any additional gain or any loss that the participant recognizes in the disposition is taxed as long-term or short-term capital gain or loss, depending on the period that the participant held the shares. The Company will be entitled to deduct the amount of ordinary income recognized by the participant on account of a disposition of the shares within two years after the offer date.

If the participant disposes of shares acquired under the 2009 ESPP at least two years after the offer date, the participant will recognize ordinary income equal to the lesser of (1) the amount that the participant receives in the disposition in excess of the purchase price or (2) the amount by which the fair market value of the shares on the offer date exceeds 85% of the fair market value on the offer date. If the disposition is a taxable sale or exchange, the participant’s tax basis in the shares is increased by the amount recognized as ordinary income and the adjusted basis is used n calculating any additional gain or loss that is recognized upon the disposition. Any additional gain or any loss that the participant recognizes in the disposition is taxes as long-term gain or loss. The Company will not be entitled to deduct the amount of ordinary income recognized by the participant on account of a disposition of the shares that is at least two years after the offer date.

Our Board of Trustees recommends that shareholders vote “FOR” the 2009 ESPP.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Trustees has appointed KPMG LLP as our Company’s independent registered public accounting firm for the year ending December 31, 2009. Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval or disapproval of the Audit Committee’s action in appointing KPMG LLP as the independent registered public accounting firm of our Company. The Audit Committee will not be bound by a vote either for or against the proposal; however, the appointment will be reconsidered by the Audit Committee and the Board of Trustees if the appointment is not ratified. For additional information regarding our independent registered public accounting firm, see “Principal Accountant Fees and Services” below.

We expect that a representative of KPMG LLP will be present at our Annual Meeting, where the representative will be afforded an opportunity to make a statement and to respond to appropriate questions.

Our Board of Trustees recommends that shareholders vote “FOR” ratification of the appointment of KPMG LLP.

INFORMATION ON OUR BOARD OF TRUSTEES AND ITS COMMITTEES

Independence of Our Board of Trustees

Our Bylaws and Governance Guidelines and the listing standards of the New York Stock Exchange (“NYSE”) require that a majority of our trustees be independent. Our Board of Trustees has adopted categorical standards to assist the Board in evaluating the independence of each of the trustees. The categorical standards describe various types of relationships that could potentially exist between a board member and the Company and sets thresholds at which such relationships would be deemed to be material. Provided that no relationship or transaction exists that would disqualify a trustee under the categorical standards and the Board determines, taking into account all facts and circumstances, that no other material relationship between the Company and the trustee exists of a type not specifically mentioned in the categorical standards, the Board will deem such person to be independent. A trustee shall not be independent if he or she satisfies any one or more of the following criteria:

•	Employment. The trustee is, or has been within the last three years, an employee of the Company, or his or her immediate family member is, or has been within the last three years, an executive officer, of the Company.

•	Other Compensation. The trustee has received or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (excluding trustee and committee fees and pension/other forms of deferred compensation for prior service that is not contingent in any way on continued service).

•	Auditor Affiliation. The trustee is a current partner or employee of a firm that is the Company’s internal or external auditor or the trustee’s immediate family member is a current partner of such a firm or a current employee of such a firm and as an employee participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice or the trustee was or his or her immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•	Interlocking Directorships. The trustee is or has been within the last three years, or his or her immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on that company’s compensation committee.

•	Business Transactions. The trustee is a current employee, or his or her immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year).

On January 11, 2009, our Board of Trustees, after broadly considering the above criteria, all relevant facts and circumstances regarding the past and current relationship of each member with the Company determined that the following members of our Board had no material relationship with the Company and were independent in accordance with the Company’s criteria: Robert H. Arnold, Richard B. Chess, J. Roderick Heller, III, R. Michael McCullough, Alan G. Merten and Terry L. Stevens. We presently have seven trustees, including these six independent trustees. Mr. Heller serves as Lead Independent Trustee.

Our Board of Trustees had four standing committees to assist it in the discharge of its responsibilities during 2008. The principal responsibilities of each committee are described below. Actions taken by any committee of our Board of Trustees are reported to the Board of Trustees, usually at the meeting following such action.

Executive Sessions of Our Non-Management Trustees

The non-management trustees of our Board of Trustees will occasionally meet in executive sessions that exclude our non-independent trustee and members of our management team. There were four (4) executive sessions held during 2008. Our Board of Trustees has appointed Mr. Heller as our Lead Independent Trustee and, as such, has determined that Mr. Heller, or in his absence, his designee, should chair all meetings of non-management trustees. During these meetings, Mr. Heller has the authority to lead the meeting, set the agenda and determine the information to be provided to the attendees. Shareholders and other interested persons may contact Mr. Heller in writing by mail c/o First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, Attention: Secretary. All such letters will be forwarded to Mr. Heller.

Audit Committee

Our Board of Trustees has established an Audit Committee, which consists of Messrs. Stevens (Chairman), Chess and McCullough. Our Board of Trustees has determined that each of the Audit Committee members is independent, in accordance with the Company’s criteria and SEC rules, and that each of the members of the Audit Committee is financially literate, as that term is interpreted by our Board of Trustees. In addition, our Board of Trustees has determined that Mr. Stevens is an “audit committee financial expert” as that term is defined in the SEC rules. The Audit Committee operates under an amended and restated written charter adopted by our Board of Trustees on August 21, 2007. The primary duties and responsibilities of the Audit Committee are to:

•	review and discuss with management and our independent registered public accounting firm our financial reports, financial statements and other financial information;

•	monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	appoint, retain, compensate, evaluate and replace (if necessary) the independent public accountants;

•	approve professional services provided by the independent public accountants;

•	consider the range of audit and non-audit fees;

•	monitor the independence, experience and performance of our outside auditors;

•	provide an avenue of communication among the outside auditors, management and our Board of Trustees;

•	encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

•	monitor, with the Board, compliance with legal and regulatory requirements and the Company’s financial risk management procedures.

The Audit Committee met eleven (11) times during our 2008 fiscal year and each of the members attended 75% or more of the meetings.

For more information, please see “Audit Committee Report” beginning on page 40.

Compensation Committee

Our Board of Trustees has established a Compensation Committee which consists of Messrs. McCullough (Chairman) and Chess and Dr. Merten. Our Board has determined that each of the Compensation Committee members is independent, in accordance with the Company’s criteria. The Compensation Committee operates under a written charter adopted by our Board. The Compensation Committee determines compensation for our executive officers and administers the 2003 Plan. The Committee’s basic responsibility is to assure that the Chief Executive Officer, other officers and key management of the Company are compensated fairly and effectively in a manner consistent with the Company’s stated compensation strategy, competitive practice, applicable regulatory requirements and performance results.

The Compensation Committee met nine (9) times during our 2008 fiscal year and each of the members attended 75% or more of the meetings.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant used to assist in the evaluation of trustee or executive officer compensation and has the sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Compensation Committee and has the authority to determine, and to receive from the Company, the appropriate compensation to be paid to any special legal, accounting or other consultant retained by the Committee.

Pursuant to its charter, the Compensation Committee may form and delegate authority to subcommittees comprised entirely of independent trustees, when appropriate, to take any of the actions that the Compensation Committee is empowered to take, other than reviewing and discussing the disclosure under the caption, “Compensation Discussion and Analysis” beginning on page 23 and recommending inclusion of the disclosure in this proxy statement.

Nominating and Governance Committee

Our Board of Trustees has established a Nominating and Governance Committee which consists of Dr. Merten (Chairman) and Messrs. Arnold and Heller. Our Board has determined that each of the Nominating & Governance Committee members is independent in accordance within the Company’s criteria. The Nominating & Governance Committee operates under a written charter adopted by our Board. Among other duties, this committee:

•	identifies, selects, evaluates and recommends to our Board candidates for service on our Board; and

•	oversees the evaluation of our Board and management.

The Nominating & Governance Committee met two (2) times during our 2008 fiscal year and each of the members attended both meetings.

Finance and Investment Committee

Our Board of Trustees has established a Finance and Investment Committee which consists of Messrs. Arnold (Chairman), Chess, and Stevens. Among other duties this committee:

•	reviews and evaluates the Company’s business strategy;

•	reviews certain proposed asset acquisitions and dispositions by the Company; and

•	reviews proposed financial transactions.

The Finance & Investment Committee met six (6) times during our 2008 fiscal year and each of the members attended 75% or more of the meetings.

Other Committees

From time to time, our Board of Trustees may establish other committees as circumstances warrant. Those committees will have the authority and responsibility as delegated to them by our Board.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and the Company’s other employees. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Ethics applicable to the Company’s chief executive officer and chief financial officer by posting such information on its website at www.first-potomac.com, Investor Information, Corporate Governance.

Availability of Corporate Governance Materials

Shareholders may view our corporate governance materials, including the charters of our Audit Committee, our Compensation Committee and our Nominating and Governance Committee, our Governance Guidelines and our Code of Business Conduct and Ethics, on our website at www.first-potomac.com, and these documents are available in print to any shareholder upon request by writing to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, Attention: General Counsel. Information at our website is not and should not be considered a part of this proxy statement.

Trustee Nominations

Nominating and Governance Committee.  The Company’s Nominating and Governance Committee performs the functions of a nominating committee. The Nominating and Governance Committee’s Charter describes the Committee’s responsibilities, including seeking, screening and recommending trustee candidates for nomination by our Board. The Company’s Governance Guidelines also contain information concerning the responsibilities of the Nominating and Governance Committee with respect to identifying and evaluating trustee candidates. Both documents are posted on the Company’s website at www.first-potomac.com. Information at our website is not and should not be considered a part of this proxy statement.

Trustee Candidate Recommendations and Nominations by Shareholders.  The Nominating and Governance Committee’s charter provides that the committee will consider trustee candidate recommendations by shareholders. Shareholders should submit any such recommendations for the consideration of our Nominating and Governance Committee through the method described under “Communications with Our Board of Trustees” below. In addition, any shareholder of record entitled to vote for the election of trustees at the 2010 Annual Meeting of Shareholders may nominate persons for election to the Board of Trustees if that shareholder complies with the notice procedures summarized in “Shareholder Proposals for Our 2010 Annual Meeting” below.

Process for Identifying and Evaluating Trustee Candidates.  The Nominating and Governance Committee evaluates all trustee candidates in accordance with the trustee qualification standards described in our Governance Guidelines. The committee evaluates any candidate’s qualifications to serve as a member of the Board based on the skills and characteristics of individual Board members as well as the composition of the Board as a whole. In addition, the Nominating and Governance Committee will evaluate a candidate’s independence and diversity, skills and experience in the context of the Board’s needs.

Communications with Our Board of Trustees

Our Board of Trustees has approved unanimously a process for shareholders to send communications to our Board. Shareholders can send communications to our Board and, if applicable, to any committee or to specified individual trustees in writing c/o First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, Attention: Secretary. The Company does not screen mail, and all such letters will be forwarded to our Board and any such specified committee or individual trustee.

Shareholder Proposals for Our 2010 Annual Meeting

Our Board will provide for presentation of proposals by our shareholders at the 2010 Annual Meeting of Shareholders, provided that these proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC and our Bylaws regarding shareholder proposals.

Shareholders intending to submit proposals for presentation at our 2010 Annual Meeting of Shareholders, scheduled to be held in May 2010, must submit their proposals in writing, and we must receive these proposals at our executive offices no earlier than February 19, 2010 and no later than March 21, 2010 for inclusion in our proxy statement and the form of proxy relating to our 2010 Annual Meeting. We will determine whether or not to include any proposal in our proxy statement and form of proxy on a case-by-case basis in accordance with our judgment and the regulations governing the solicitations of proxies and other relevant regulations of the SEC and laws of the State of Maryland. We will not consider proposals received after March 21, 2010 for inclusion in our proxy materials for our 2010 Annual Meeting of Shareholders.

Although shareholder proposals received by us after March 21, 2010 will not be included in our proxy statement or proxy card for our 2010 Annual Meeting of Shareholders, shareholder proposals, including proposals that nominate a candidate for election as a trustee, may be included in the agenda for our 2010 Annual Meeting of Shareholders if properly submitted in accordance with our Bylaws. Under our Bylaws, in order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose any other business for consideration at such meeting, timely notice of the nomination or such other proposed business must be received in writing by our Secretary in advance of the meeting. To be timely, a shareholder’s notice must be received by our Secretary not less than 60 and no more than 90 days before the first anniversary of the date of the Company’s proxy statement in connection with the last annual meeting, i.e., between February 19 and March 21, 2010 for the 2010 Annual Meeting of Shareholders. The shareholder filing the notice of nomination must include:

•	as to the shareholder giving the notice:

•	the name and address of such shareholder, as they appear on the Company’s share transfer books;

•	a representation that such shareholder is a shareholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the class and number of Common Shares of the Company beneficially owned by that shareholder; and

•	a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by that shareholder; and

•	as to each person whom the shareholder proposes to nominate for election as a trustee:

•	the name, age, business address and, if known, residence address of the person;

•	the principal occupation or employment of the person;

•	the class and number of Common Shares of the Company that are beneficially owned by the person;

•	any other information relating to the person that is required to be disclosed in solicitations of proxies for election of trustees or is otherwise required by the rules and regulations of the SEC; and

•	the written consent of the person to be named in the proxy statement as a nominee and to serve as a trustee if elected.

In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by the Company within the time limits described above. That notice must include:

•	all information described above with respect to the shareholder proposing such business;

•	a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

•	any material interest of the shareholder in such business.

In each case the notice must be given by personal delivery or by United States certified mail, postage prepaid, to the Secretary of the Company, whose address is c/o First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814, Attention: Secretary. Our Bylaws are available on our website at www.first-potomac.com.

Any shareholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary. Information at our website is not and should not be considered part of this proxy statement.

Trustee Attendance at Meetings of our Board of Trustees and Annual Meeting

The Board of Trustees held fourteen (14) meetings, including four (4) regularly scheduled quarterly meetings, during 2008. All incumbent trustees attended 75% or more of the aggregate number of meetings of the Board of Trustees and its committees on which they served during 2008.

It is our Board of Trustee’s policy that, absent unusual or unforeseen circumstances, all trustees of the Company should attend the annual meeting of shareholders. All of our trustees attended the 2008 Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our related party transactions policy is set forth in the Company’s Bylaws and Code of Business Conduct and Ethics. The policy provides that trustees and officers are prohibited from entering into agreements and transactions with the Company that involve a conflict of interest, unless such conflict is first disclosed to the board of trustees and waived by a majority of the disinterested members of the Board of Trustees.

Certain Relationships

Our chairman and certain of our executive officers beneficially own units of limited partnership interest (“Units”) in our operating partnership, First Potomac Realty Investment Limited Partnership (the “Operating Partnership”) as a result of contributions of properties and other assets to the Operating Partnership in connection with our initial public offering: Douglas J. Donatelli (92,056 Units, or approximately 11.9% of the total number of Units issued and outstanding, excluding the Units held by us); Nicholas R. Smith (41,123 Units, or approximately 5.3%); Barry H. Bass (28,169 Units, or approximately 3.6%); James H. Dawson (11,385 Units, or approximately 1.5%). These executive officers may have conflicting duties because, in their capacities as our executive officers, and in the case of Mr. Donatelli, as our Chairman, they have a duty to the Company, while at the same time, in our capacity as general partner of the Operating Partnership, they have a fiduciary duty to the limited partners. Conflicts may arise when the interests of our shareholders and the limited partners of the Operating Partnership diverge, particularly in circumstances in which there may be an adverse tax consequence to the limited partners, such as upon the sale of assets or the repayment of indebtedness. The partnership agreement of the Operating Partnership contains a provision that in the event of a conflict of interest between our shareholders and the limited partners of our Operating Partnership, we shall endeavor in good faith to resolve the conflict in a manner not adverse to either our shareholders or the limited partners of our Operating Partnership, and, if we, in our sole discretion as general partner of the Operating Partnership, determine that a conflict cannot be resolved in a manner not adverse to either our shareholders or the limited partners of our Operating Partnership, the conflict will be resolved in favor of our shareholders.

Hunton & Williams LLP’s Leases with the Company

On November 17, 2006, the Company acquired Park Central I, II and V, a three-building property located in Richmond, Virginia. The Company’s corporate and securities counsel, Hunton & Williams LLP, was a tenant in two of the buildings during 2008 pursuant to two leases expiring in November 2010. During 2008, Hunton & Williams paid the Company $231,325 in rent and $65,035 in operating expense reimbursements under the two leases. In 2009, Hunton & Williams is expected to pay the Company approximately $237,100 in rent and $55,200 in operating expense reimbursements under the leases.

COMPENSATION OF TRUSTEES

The following table presents information relating to total compensation of our trustees for the fiscal year ended December 31, 2008. Douglas J. Donatelli, our chief executive officer, receives no compensation for his service on the Board of Trustees.

					Change in
					Pension Value
					and Non-
	Fees				Qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards(1)	Awards	Compensation	Earnings	Compensation		Total

Robert H. Arnold	$31,000	$40,872	—	—	—	$2,720	(2)	$74,592
Richard B. Chess	$36,000	$40,872	—	—	—	$2,720	(2)	$79,592
Louis T. Donatelli(3)	$21,000	$40,872	—	—	—	$2,720	(2)	$64,592
R. Michael McCullough	$36,000	$40,872	—	—	—	$2,720	(2)	$79,592
J. Roderick Heller	$51,000	$40,872	—	—	—	$2,720	(2)	$94,592
Alan G. Merten	$31,000	$40,872	—	—	—	$2,720	(2)	$74,592
Terry L. Stevens	$36,000	$40,872	—	—	—	$2,720	(2)	$79,592

(1)	In accordance with SFAS No. 123(R), the amounts in this column reflect the compensation expense for our trustees recognized in the Company’s audited financial statements for the year ended December 31, 2008. Includes amounts related to current and prior year grants. Assumptions used in the calculation of these amounts are included in Footnote 11 to the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2009.

(2)	Represents the dividends earned on unvested restricted shares issued under the 2003 Plan.

(3)	Mr. L. Donatelli retired from the Board of Trustees on November 1, 2008.

Additional Information Regarding Compensation of Trustees

Annual Fees and Equity Awards.  As compensation for serving on our Board of Trustees in 2008, each of our non-employee trustees received a base cash fee of $16,000. The chairmen of the Audit, Compensation, Nominating & Governance, Finance & Investment, committees received additional cash fees of $15,000, $10,000, $10,000, and $10,000, respectively; provided, however, a trustee may not receive more than one chairman’s fee. Mr. Heller receives an additional cash fee of $30,000 for his service as Lead Independent Trustee. Each non-employee trustee who was a member of the Audit Committee (other than the chairman) received an additional fee of $10,000 and each non-employee trustee who was a member of any other committee of the Board (other than the chairman) received an additional cash fee of $5,000 with respect to each committee on which he served. In addition, on May 22, 2008, each of our non-employee trustees received a grant of 2,500 restricted Common Shares (valued on the date of grant at approximately $38,000), all of which will vest on the one-year anniversary of the date of grant. We reimburse all trustees for reasonable out-of-pocket expenses incurred in connection with their service on the Board of Trustees and any and all committees.

Each non-employee trustee’s restricted stock award in 2009 will have a value on the date of grant of approximately $47,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, our executive officers, trustees and any persons beneficially owning more than ten percent (10%) of a registered class of our equity securities are required to report their ownership and any changes in that ownership to the SEC and to the New York Stock Exchange. These persons are also required by SEC rules and regulations to furnish us with copies of these reports. Precise due dates for these reports have been established, and we are required to report in this proxy statement any failure to timely file these reports by those due dates by these persons during 2008.

Based on our review of the reports and amendments to those reports furnished to us or written representations from these persons that these reports were not required from those persons, we believe that all of these filing requirements were satisfied by these persons during 2008.

EXECUTIVE OFFICERS

The following table contains information regarding the executive officers of the Company. These officers are appointed annually by the Board and serve at the Board’s discretion.

Name	Age	Position

Douglas J. Donatelli	47	Chief Executive Officer
Barry H. Bass	45	Executive Vice President, Chief Financial Officer
Joel F. Bonder	60	Executive Vice President, General Counsel and Secretary
James H. Dawson	51	Executive Vice President, Chief Operating Officer
Nicholas R. Smith	44	Executive Vice President, Chief Investment Officer
Michael H. Comer	43	Senior Vice President, Chief Accounting Officer
Timothy M. Zulick	45	Senior Vice President, Leasing

Douglas J. Donatelli.  See Mr. Donatelli’s information on page 4.

Barry H. Bass served as Senior Vice President and Chief Financial Officer since joining our Predecessor in June 2002 and was appointed Executive Vice President in February 2005. From 1999 to 2002, Mr. Bass was a senior member of the real estate investment banking group of Legg Mason Wood Walker, Inc. where he advised a number of public and private real estate companies in their capital raising efforts. From 1996 to 1999, Mr. Bass was Executive Vice President of the Artery Organization in Bethesda, Maryland, an owner and operator of real estate assets in the Washington, D.C. area, and prior to that a Vice President of Winthrop Financial Associates, a real estate firm with over $6 billion of assets under management, where he oversaw the Company’s asset management group. Mr. Bass is a cum laude graduate of Dartmouth College and a member of NAREIT.

Joel F. Bonder has served as Executive Vice President, General Counsel and Secretary since joining the Company in January 2005. Mr. Bonder was Counsel at Bryan Cave LLP in Washington, D.C. from 2003 to 2004, where he specialized in corporate and real estate law and project finance. He was Executive Vice President and General Counsel of Apartment Investment and Management Company (“AIMCO”), a publicly traded apartment REIT, from 1997 to 2002, and General Counsel of National Corporation for Housing Partnerships, an owner of FHA-insured multifamily housing, and its parent, NHP Incorporated (“NHP”), from 1994 to 1997. During that period, Mr. Heller, one of our trustees, was chairman of NHP. Mr. Bonder is a graduate of the University of Rochester and received his JD degree from the Washington University School of Law. He is admitted to the bar in the District of Columbia, Massachusetts and Illinois.

James H. Dawson served as Senior Vice President and Chief Operating Officer of the Company since 1998 and was elected Executive Vice President of the Company in February 2005. Mr. Dawson has coordinated the Company’s management and leasing activities since 1998. Prior to joining the Company, Mr. Dawson spent 18 years with Reico Distributors, a large user of industrial and business park product in the Baltimore/Washington corridor. At Reico, he was responsible for the construction and management of the firm’s warehouse portfolio. Mr. Dawson received his Bachelor of Science degree in Business Administration from James Madison University and is a member of the Northern Virginia Board of Realtors, the Virginia State Board of Realtors, the Institute of Real Estate Management and NAREIT.

Nicholas R. Smith is a founder of the Company and has served as Executive Vice President and Chief Investment Officer since the founding of our predecessor in 1997. He has over 25 years experience in commercial real estate in the Washington, D.C. area, including seven years with DDI and D&K Management. Prior to joining DDI, Mr. Smith was with Garrett & Smith, Inc., a real estate investment and development firm based in McLean, Virginia and Transwestern (formerly Barrueta & Associates, Inc.), a Washington, D.C.-based commercial real estate brokerage and property management firm. Mr. Smith is a graduate of the Catholic University of America. He currently serves on the Council of Advisors for the University of Maryland School of Architecture and is a member of the National Association of Industrial and Office Parks, the Urban Land Institute and NAREIT.

Michael H. Comer served as the Company’s Vice President and Chief Accounting Officer since joining the Company in August 2003 and was appointed Senior Vice President in February 2005. Prior to joining the Company, Mr. Comer was Controller at Washington Real Estate Investment Trust (“WRIT”), a Washington, D.C.-based, diversified real estate investment trust, where from 1999 to 2003 he was responsible for overseeing the company’s accounting operations and its internal and external financial reporting. Prior to his tenure at WRIT, he was a manager in corporate accounting at The Federal Home Loan Mortgage Corp., and, prior to that position, was with KPMG LLP in Washington, D.C. where he performed audit, consultation and advisory services from 1990 to 1994. He is a CPA and a graduate of the University of Maryland where he received a Bachelor of Science in Accounting. Mr. Comer is a member of the American Institute of Certified Public Accountants.

Timothy M. Zulick has served as Senior Vice President, Leasing since joining the Company in August 2004. Prior to joining the Company, Mr. Zulick was Senior Vice President at Trammell Crow Company where, from 1998 to 2004, he concentrated on leasing, sales and development of business park and industrial properties in the Baltimore-Washington Corridor. From 1994 to 1998, he worked as a tenant and landlord representative with Casey ONCOR International where he also focused on leasing and sales of industrial properties. Prior to that, Mr. Zulick was with Colliers Pinkard and specialized in the valuation of commercial real estate in Maryland. He received a Bachelors degree in Business Administration from Roanoke College. Mr. Zulick is a licensed real estate person, a board member of the National Association of Industrial and Office Properties (NAIOP) for Southern Maryland, and a member of the Society of Industrial and Office Realtors (SIOR).

SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

The following table sets forth certain information, as of March 16, 2009, regarding the Company’s Common Shares owned of record or known to the Company to be owned beneficially by each trustee and nominee for trustee, each executive officer and all trustees and executive officers as a group. At March 16, 2009, there were 27,352,714 Common Shares outstanding. Except as set forth in the footnotes to the table below, each of the shareholders identified in the table has sole voting and investment power over the Common Shares beneficially owned by that person. The address for each individual listed below is: c/o First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814.

	Number of
	Common Shares
Beneficial Owners	Beneficially Owned(1)		Percent of Class(2)

Douglas J. Donatelli	475,076	(3)	1.7%
Barry H. Bass	187,085	(4)	*
Joel F. Bonder	100,256	(5)	*
James H. Dawson	174,474	(6)	*
Nicholas R. Smith	270,454	(7)	1.0%
Michael H. Comer	58,926	(8)	*
Timothy M. Zulick	42,629	(9)	*
Robert H. Arnold	18,448	(10)	*
Richard B. Chess	10,000	(10)	*
J. Roderick Heller, III	21,000	(10)	*
R. Michael McCullough	13,491	(10)	*
Alan G. Merten	6,967	(10)	*
Terry L. Stevens	10,680	(10)	*

All Trustees and Executive Officers as a group (13 persons)	1,389,486		4.9%

*	Represents less than one percent of the Company’s issued and outstanding shares.

(1)	Includes the total number of Common Shares issuable upon redemption of Units. Units are redeemable by the holder for cash, or at the Company’s option, an equivalent number of Common Shares.

(2)	The total number of our Common Shares outstanding used in calculating the percentage ownership of each person assumes that none of the Units held by other persons are redeemed for Common Shares and that none of the stock options held by other persons are exercised.

(3)	Includes (i) 81,858 Common Shares issuable upon redemption of Units held directly, (ii) 10,198 Common Shares issuable upon redemption of Units held by DKE #7 Partnership, of which Mr. Donatelli is a general partner, (iii) 165,000 Common Shares issuable upon the exercise of options that are vested, (iv) 479 Common Shares held by Mr. Donatelli as custodian for his minor children as to which he disclaims beneficial ownership, (v) 5,500 Common Shares held in trust for the benefit of Mr. Donatelli’s mother, over which trust Mr. Donatelli possesses voting and investment power; (vi) 62,472 restricted Common Shares that will vest if the Company meets certain performance criteria, (vii) 7,764 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (viii) 7,764 restricted Common Shares that vest on January 1, 2010, (ix) 5,823 restricted Common Shares, 1,941 of which vest on April 1, 2009 and each April 1 thereafter through 2011, and (x) 25,194 restricted Common Shares, 25% of which vest on February 24, 2010 and each February 24 thereafter through 2013. Mr. Donatelli has pledged 81,858 Units in connection with a margin loan at a fair market interest rate from Chevy Chase Bank, F.S.B., which is an 8% participant in the Company’s corporate credit facility.

(4)	Includes (i) 28,169 Common Shares issuable upon redemption of Units held directly, (ii) 52,500 Common Shares issuable upon the exercise of options that are vested, (iii) 41,392 restricted Common Shares that vest if the Company meets certain performance criteria, (iv) 5,324 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (v) 5,324 restricted Common Shares that vest on January 1, 2010, (vi) 3,993 restricted Common Shares, 1,331 of which vest on April 1, 2009 and on each April 1 thereafter through 2011, and (vii) 16,473 restricted Common Shares, 25% of which vest on February 24, 2010 and each February 24 thereafter through 2013. Mr. Bass has pledged 35,650 Common Shares in connection with a margin loan at a fair market interest rate from an investment banking firm.

(5)	Includes 50,000 Common Shares issuable upon the exercise of options that are vested, (ii) 26,153 restricted Common Shares that vest if the Company meets certain performance criteria, (iii) 3,000 restricted Common Shares that vest on January 1, 2010, (iv) 2,250 restricted Common Shares, 750 of which vest on April 1, 2009 and each April 1 thereafter through 2011, and (v) 11,628 restricted Common Shares, 25% of which vest on February 24, 2010 and each February 24 thereafter through 2013.

(6)	Includes (i) 11,385 Common Shares issuable upon redemption of Units held directly, (ii) 47,500 Common Shares issuable upon the exercise of options that are vested, (iii) 2,247 Common Shares owned jointly with his minor children, (iii) 41,392 restricted Common Shares that vest if the company meets certain performance criteria, (iv) 5,324 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (vi 5,324 restricted Common Shares that vest on January 1, 2010, and (vii) 3,993 restricted Common Shares, 1,331 of which vest on April 1, 2009 and each April 1 thereafter through 2011, and (viii) 16,473 restricted Common Shares, 25% of which vest on February 24, 2010 and each February 24 thereafter through 2013. Mr. Dawson has pledged 42,042 Common Shares in connection with a margin loan at a fair market interest rate from an investment banking firm.

(7)	Includes (i) 41,123 Common Shares issuable upon redemption of Units held directly, (ii) 85,000 Common Shares issuable upon the exercise of stock options that are vested, (iii) 44,116 restricted Common Shares that vest if the Company meets certain performance criteria, (iv) 5,768 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (v) 5,769 restricted Common Shares that vest on January 1, 2010, (vi) 4,327 restricted Common Shares, 1,442 of which vest on April 1, 2009 and each April 1 thereafter through 2011, (vi) 17,442 restricted Common Shares, 25% of which vest on February 24, 2010 and each February 24 thereafter through 2013. Mr. Smith has pledged 41,123 Units in connection with a margin loan at a fair market interest rate from Chevy Chase Bank, F.S.B., which is an 8% participant in the Company’s corporate credit facility.

(8)	Includes 32,500 Common Shares issuable upon the exercise of stock options that are vested, (ii) 13,329 restricted Common Shares that vest if the Company meets certain performance criteria, (iii) 2,023 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (iv) 2,000 restricted Common Shares that vest on January 1, 2010, and (v) 1,650 restricted Common Shares, 550 of which will vest April 1, 2009 each April 1 thereafter through 2011. and (vi) 4,845 restricted Common Shares, 25% of which will vest February 24, 2010 and each February 24 thereafter through 2013.

(9)	Includes 20,000 Common Shares issuable upon the exercise of stock options that are vested, (ii) 9,895 restricted Common Shares that vest if the Company meets certain performance criteria, (iii) 1,859 restricted Common Shares that vest on January 3, 2012 or earlier if the Company meets certain performance criteria, (iv) 1,750 restricted Common Shares that vest on January 1, 2010, (v) 1,394 restricted Common Shares, 465 of which will vest on April 1, 2009 and each April 1 thereafter through 2011, and (vi) 2,907 restricted Common Shares, 25% of which will vest February 24, 2010 and each February 24 thereafter through 2013.

(10)	Includes 2,500 restricted Common Shares that fully vest on May 22, 2009.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

To the Company’s knowledge, based upon information available to the Company, beneficial owners of more than 5% of the Company’s Common Shares as of December 31, 2008, are as follows:

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership		Percent of Class

The Vanguard Group, Inc.	2,043,017	(1)	7.47%
100 Vanguard Blvd.
Malvern, PA 19355
AEW Capital Management, L.P.	1,984,700	(2)	7.26%
AEW Capital Management, Inc.
AEW Management and Advisors, L.P.
AEW Investment Group, Inc.
World Trade Center East
Two Seaport Lane
Boston, MA 02110
Davis Selected Advisers, L.P.	1,922,945	(3)	7.03%
2949 East Elvira Road
Suite 101
Tucson, AZ 85706
Barclays Global Investors, NA	1,788,322	(4)	6.54%
Barclays Global Fund Advisors
Barclays Global Investors, LTD
400 Howard Street
San Francisco, CA 94105
Lord, Abbett & Co. LLC	1,762,520	(5)	6.44%
90 Hudson Street
Jersey City, NJ 07302

(1)	Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on or about March 23, 2009, by The Vanguard Group, Inc. The Schedule 13G/A indicates that the reporting entity is an investment adviser with sole voting power over 38,677 Common Shares and sole dispositive power over 2,043,017 Common Shares.

(2)	Information based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009, by AEW Capital Management, L.P. The Schedule 13G indicates that the reporting entity is an investment advisor with sole voting power over 1,693,200 shares and sole dispositive power over 1,984,700 shares.

(3)	Information based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2009, by Davis Selected Advisers, L.P. The Schedule 13G/A indicates that the reporting entity is an investment adviser with sole voting power over 689,176 Common Shares and sole dispositive power over 1,922,945 Common Shares.

(4)	Information based on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009, by Barclays Global Investors, NA. The Schedule 13G indicates that the reporting entity is an investment adviser with sole voting power over 1,740,641 Common Shares and sole dispositive power over 1,788,322 Common Shares.

(5)	Information based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009, by Lord, Abbett & Co. LLC. The Schedule 13G indicates that the reporting entity is an investment adviser with sole voting power over 1,497,120 Common Shares and sole dispositive power over 1,762,520 Common Shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No Compensation Committee interlocks or insider participation on compensation decisions exist. All members of our Compensation Committee are independent in accordance with the Company’s criteria.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement with management and, based on that review and discussion, the committee recommends that it be included in this proxy statement.

COMPENSATION COMMITTEE
R. Michael McCullough, Chairman
Richard B. Chess
Alan G. Merten

April 2, 2009

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

We are a self-managed, self-administered real estate investment trust, or REIT, that focuses on owning, developing, redeveloping and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Maryland and Virginia. Generally, we seek to acquire properties that can benefit from active property management to increase their profitability and value. The industry and market in which we compete for acquisitions, personnel and capital are highly competitive and require a highly qualified executive management team with strong vision and operational skills.

The Compensation Committee of our Board of Trustees (which we refer to as the “Compensation Committee” or “Committee” in this section of our proxy statement) is responsible for designing and administering policy, on an annual basis, with respect to the compensation of our executive officers, including determining salaries, performance based incentives, restricted share and option awards, deferred compensation and change in control arrangements. The Compensation Committee also administers equity compensation for all employees under the 2003 Equity Compensation Plan, as amended (the “2003 Plan”).

The goal of the executive compensation program is to encourage an ownership mentality among our executive officers that will closely align the executive officers’ interests with those of our shareholders by providing a compensation package that is primarily performance based and rewards executive officers for achievement of established goals. The Compensation Committee will consider total compensation relative to Company performance and will view Company performance in light of external measures, such as total shareholder return (“Total Return”), and internal measures, such as funds from operations (“FFO”) as compared to our peer group. Under our executive compensation program, both short-term and long-term incentive compensation awards are performance based. The short-term incentive awards reward performance during the plan year and the long-term incentive awards vest primarily based on performance measures. In some, but not all, years a portion of the long-term incentive awards may vest over time. Accordingly, we expect to compensate our executive officers at the high end of the market for performance that significantly exceeds pre-established short- and long-term corporate goals, and below the median for performance that significantly fails to meet our corporate goals.

Throughout this proxy statement, the individuals who served as our Chief Executive Officer, Chief Financial Officer and the three most highly compensated officers other than the Chief Executive Officer and the Chief Financial Officer during the 2008 fiscal year, each of whom is listed in the Summary Compensation Table beginning on page 31, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The objectives of the Company’s executive compensation program are to:

•	provide a total compensation package that is competitive with those provided by members of our peer group and appropriate to each executive officer’s experience, responsibilities and performance;

•	motivate our executive officers to attain our Company’s goals by tying a significant portion of executive compensation to our achievement of pre-established short- and long-term financial objectives and the executive’s individual contributions to the achievement of those objectives;

•	instill an ownership mentality by providing long-term incentives that align the interests of our executive officers with those of our shareholders and further the goals of executive retention; and

•	attract and retain highly qualified executive officers.

To accomplish these objectives, we use the five elements discussed below in setting total executive compensation for the named executive officers: base salary, short-term incentive awards, long-term incentive awards, benefits and severance benefits.

Process for Setting Executive Compensation

The Compensation Committee of our Board of Trustees is responsible for designing and administering our executive compensation program and for setting the compensation of our Chief Executive Officer, Mr. Donatelli, and those named executive officers who report directly to him, Messrs. Smith, Bass, Dawson and Bonder.

Process.  Since 2005, the Compensation Committee has retained Mercer Human Resource Consulting (“Mercer”) to assist with compensation plan design, to review and identify our appropriate peer group companies, and to assist us in determining the appropriate compensation levels for our named executive officers. Mercer annually provides Mr. Donatelli and the Compensation Committee with a compensation survey of the Company’s peer group and other relevant market data and alternatives to consider when making compensation decisions for the named executive officers. The assigned consultant from Mercer generally attends meetings of the Compensation Committee. The Chairman of the Compensation Committee, currently Mr. McCullough, makes specific recommendations to the Compensation Committee regarding the three primary components of Mr. Donatelli’s annual compensation: base salary, cash incentive payments and restricted share awards. Mr. Donatelli makes specific annual compensation recommendations to the Compensation Committee regarding the three primary components of each of the other named executive officers based upon Mercer’s survey. Mr. Donatelli then meets with the Compensation Committee and Mercer in the first quarter of each year to analyze the Company’s results in the preceding year and to discuss his recommendations and provide further insight and details of each executive’s performance. The Committee then meets with Mercer and later in executive session to perform an analysis of Messrs. McCullough and Donatelli’s recommendations and to determine each executive’s total compensation based on the policies and considerations described in this CD&A. The full Board of Trustees authorizes and approves the compensation of the CEO after considering the recommendation of the Compensation Committee. In making its decisions with respect to each element of executive compensation, the Compensation Committee takes into consideration the impact of the total value of these elements for each executive and all executives as a group, as well as the accounting and tax impact of the elements on the Company and each executive.

Peer Group.  In making compensation decisions, the Compensation Committee also reviews the potential total compensation package for each of the named executive officers against a pre-selected peer group consisting of 14 other publicly-traded REITs, that the Compensation Committee with the assistance of Mercer determined were reasonably comparable to our Company at the beginning of 2008. Generally, the Compensation Committee sets base pay for the named executive officers at the median of compensation paid to members of the peer group, while allowing for variations that might result from the experience or past performance of the individual executive. Total compensation may lead or lag the peer group, based on achievement of goals outlined in each named executive officer’s incentive plans. The peer group selection process is conducted annually and begins by looking at all public equity REITs and dividing them into three categories: asset type, revenue and market cap, and geography. Because few other REITs focus solely on business park and industrial properties, the Compensation Committee considers REITs outside of the asset type group. Peers also are required to fall between one-half and two times the size of the Company in terms of revenue. The group may be modified further based on a number of other factors, including comparable compensation and peer performance, plan design, and other changes in the operation of the peer companies. In 2008, the Compensation Committee considered candidates for the peer group and decided to retain the same peer group as 2007. The following companies comprised the final peer group for 2008:

•	Acadia Realty Trust

•	American Campus Communities

•	American Community Properties Trust

•	American Land Lease Inc

•	Biomed Realty Trust

•	Cedar Shopping Centers Inc

•	Corporate Office Properties Trust

•	Eastgroup Properties

•	Education Realty Trust, Inc.

•	Hersha Hospitality Trust

•	Kite Realty Group Trust

•	PS Business Parks

•	Saul Centers, Inc.

•	Washington REIT

Executive Compensation Program Components

For the fiscal year ended December 31, 2008, the principal components of compensation for the named executive officers were:

•	base salary;

•	short-term incentive awards;

•	long-term equity incentive awards;

•	benefits; and

•	severance and other similar benefits payable upon termination or a change in control.

The following provides an overview of our approach to each of the above elements and an analysis of the executive compensation paid to the CEO and the other named executive officers under each element for the 2008 fiscal year.

Base Salary

Policy and Process.  Base salary, which under our compensation program is market-derived and market-driven, represents the fixed component of our executive compensation program. Base salary is paid in cash and is targeted, depending on position, to be approximately 30%-40% of total annual compensation for each of the named executive officers. The actual percentage will vary from year to year based on performance within that year. Because the primary goal of our executive compensation program is to instill an ownership mentality in the named executive officers, the base salary component constitutes a relatively small percentage of total compensation. On an annual basis, the Compensation Committee aligns the base salary of each of the named executive officers to an amount approximately equal to the median base salary paid to similarly situated executives of the peer group companies. Median base salaries are established through an analysis performed by Mercer of the base salaries paid to comparable executives in our peer group. In making its final determination of the base salary to be paid to an executive officer, the Compensation Committee also takes into consideration the responsibilities and individual performance of the executive officer, the contribution of the executive officer to the achievement of company goals, the experience of the executive officer and, for all but the Chief Executive Officer, the Chief Executive Officer’s recommendations. The Compensation Committee reviews and establishes base pay during the first quarter of each year, after reviewing year end performance statistics for our Company.

2008 and 2009 Base Salaries.  In February 2008, the Compensation Committee approved 4% increases in base salaries, effective March 1, 2008, for each of the named executive officers with the exception of Mr. Donatelli, who did not receive a base salary increase. These increases are detailed in the “Summary Compensation Table” on page 31. In February 2009, the Compensation Committee approved base salary increases of approximately 4% for Messrs. Bass, Smith and Bonder, 5.8% for Mr. Dawson and 14.7% for Mr. Donatelli in order to move Mr. Donatelli’s salary closer to his peers. Increases were based on standard market and industry compensation increases and were compared against peer group data to ensure alignment with the previously stated goals. These increases for 2009 are not reflected in the “Summary Compensation Table”. The following base salaries were effective March 1, 2009: Mr. Donatelli $390,000; Mr. Bass $270,000; Mr. Dawson $275,000; Mr. Smith $280,000 and Mr. Bonder $253,000.

Short-Term Incentive Awards

Policy and Process.  Short-term incentive awards are performance-based and at-risk, payable in cash and, at target, account for approximately 20%-25% of the total annual compensation paid to each of the named executive officers. Short-term incentive awards are tied to annual goals established by the Compensation Committee that are designed to encourage our executives to pursue strategies that will benefit our Company and shareholders in both the short and long term. These short-term incentive awards are intended to reward high-performing executives whose contributions improve the operational performance of our existing portfolio and the Company and generate new business opportunities and investments that create shareholder value. In turn, the Compensation Committee expects that these attractive short-term incentives will continue to promote the continuity of management. Each year, the Compensation Committee reviews and establishes a target annual incentive award and performance goals for each of the named executive officers for the coming year. In determining the appropriate target annual incentive award for 2008, the Compensation Committee considered (i) the actual annual incentives awarded to comparable executives at our peer group companies for 2008; (ii) the recommendations of our Chief Executive Officer; and (iii) the recommendations of Mercer. Performance goals are typically established by the Compensation Committee during the first quarter of the fiscal year to which they pertain. The Compensation Committee typically determines during the first quarter following the fiscal year end to which such award pertains, and, after a review of our company’s and the executive’s actual performance, the actual amount of the annual incentive award achieved by the named executive officer. For 2008, annual cash incentive awards were awarded based on results in the following three performance categories: (i) a corporate performance component; (ii) a qualitative departmental/functional component; and (iii) a qualitative individual performance component. In accordance with our executive compensation program goal of instilling an ownership perspective in the named executive officers, a substantial weighting is given to the corporate performance component and achievement of objective performance criteria, 80% weighting for Mr. Donatelli and 60% for all other named executive officers who participate in the short-term incentive plan. The departmental component has a 0% weighting for Mr. Donatelli and 25% for all other named executives officers who participate in the short-term incentive plan. The individual component has a 20% weighting for Mr. Donatelli and a 15% weighting for all other named executive officers who participate in the short-term incentive plan.

The Compensation Committee established the following performance goals and incentive targets for its named executive officers for fiscal 2008:

•	for the Chief Executive Officer, the target payment for each of the two components of his short-term incentive plan (corporate and individual) is 50% of base salary and target-plus achievement of the two components will pay up to 100% of base salary. The incentive payment the Committee may recommend for achievement of the two components that qualify as over-performance is within the discretion of the Committee; and

•	for all other executive officers who participate in the short-term incentive plan, the target payment for each component of their short-term incentive plan (corporate, departmental, and individual) is 40% of base salary and target-plus achievement of each component will pay up to 80% of base salary. The incentive payment for achievement of the two components that qualify as over-performance is within the discretion of the Committee.

The following table sets forth the elements of the corporate performance component of the short-term incentive award established by the Compensation Committee for 2008.

Elements of Corporate Performance:	Goal	Actual

FFO/Share(1)	$1.95	$2.20
FFO/Share (excluding gains on sale)	$1.60	$1.83
Adjusted Year-End Occupancy(2)	90%	88%
Adjusted Year-End Leased(3)	91%	90%
Disposition Volume	$50 m	$52 m
Acquisition Volume	$0	$46 m
Total Shareholder Return vs. Peer Group(4)	Top 50th percentile (Target)/ Top 25th percentile (Target Plus)	Top 50th percentile

(1)	The Company defines FFO, or Funds From Operations, as net income (loss) before minority interests (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and excluding gain on sale of property. This definition is consistent with the definition of FFO adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). The Company presents FFO per diluted share calculations based on the outstanding diluted common shares of the Company plus outstanding Units.

(2)	Year-end same store portfolio occupancy percentage adjusted to give effect for the sale of Alexandria Corporate Park, property acquisitions and properties redeveloped.

(3)	Year-end same store portfolio leased percentage adjusted to give effect for the sale of Alexandria Corporate Park, property acquisitions and properties redeveloped.

(4)	The Company ranked in the top 50 percent of all companies in its peer group with respect to total shareholder return during 2008. Total shareholder return is calculated as (i) the sum of (a) the cumulative amount of dividends paid per share in 2008, and (b) an amount equal to (x) the closing price of a share of common stock on the last trading day of the year, minus (y) the closing price of a share of common stock on the first trading day of the year, divided by (ii) the closing price of a share of common stock on the first trading day of the year.

In February 2009, after reviewing on a collective basis the actual results versus established goals for each of these corporate performance component measures, the Compensation Committee determined that the overall corporate performance was above target for 2008; a notable result in a year of extreme economic turbulence for markets in general and particularly for REITs. As a result, the Committee determined that Messrs. Smith, Bass, Dawson, and Bonder received 75% of the Target Plus Award for the corporate performance component (or midway between Target and Target Plus) and Mr. Donatelli received 65% of the Target Plus Award for the corporate performance component (slightly below the midway point between Target and Target Plus).

For the departmental component of the short-term incentive plan, each executive’s results were measured against goals set in the first quarter of the fiscal year. Awards for departmental results varied among the executives and, accordingly, the Compensation Committee determined that Messrs. Bass, Dawson, Smith and Bonder had achieved goals between Target and Target Plus. As a result, Mr. Bass was awarded 81% of the Target Plus Award in recognition of the establishment of a successful Joint Venture, a strategic notes repurchase program, and successful management of the company balance sheet; Mr. Dawson was awarded 125% of the Target Plus Award in recognition of the achievement of aggressive leasing, net absorption, and occupancy goals; Mr. Smith was awarded 81% of the Target Plus Award in recognition of the dispositions and acquisitions achieved in an historically difficult market and Mr. Bonder was awarded 87% of the Target Plus Award in recognition of his contributions to various corporate transactions and reduced risk and cost in legal operations. Under our short-term incentive plan, Mr. Donatelli is not measured under the departmental component.

For the individual component of our short-term incentive plan, based on their subjective perception of each named executive’s performance and leadership, the Compensation Committee awarded each of the executive officers an award: Mr. Bass received 62% of the Target Plus Award, Mr. Dawson received 125% of the Target Plus Award, Mr. Smith received 100% of the Target Plus Award, and Mr. Bonder received 100% of the Target Plus Award. Mr. Donatelli received 75% of the Target Plus Award available under this component in recognition of strong leadership during a time of substantial market uncertainty. This component generally takes into consideration subjective elements or measures, including, effectiveness of leadership, quality of work, contribution toward achievement of the Company’s strategic plans and teamwork. Innovation and accountability were elements emphasized in 2008 with respect to all named executive officers.

Awards for 2008.  The above outlined percentages combined to provide the following annual incentive awards to the named executive officers: Mr. Donatelli: $227,800 (67% of base salary), Mr. Bass: $158,600 (61% of base salary); Mr. Dawson: $197,600 (76% of base salary); Mr. Smith: $173,475 (64% of base salary); and Mr. Bonder $159,165 (66% of base salary). These amounts reflect the strong performance of this executive team in the midst of regional, national, and global economic crises.

The Compensation Committee has determined that the structure of the 2009 short-term incentive plan will remain the same; and has set the annual operational goals.

Long-Term Incentive Awards

Policy and Process.  The third component of executive compensation provides rewards for long-term performance. The Compensation Committee believes that long-term incentive awards is the component of executive compensation best suited to aligning the interests of the named executive officers with our shareholders’ interests. It is the Compensation Committee’s policy that at least 50% of each executive’s restricted share award be performance based. In 2008, 100% of each executive’s award was performance-based. In February 2009, the Committee granted the time-vesting portion of each named executive’s 2009 award; in the event the 2009 Equity Compensation Plan is approved by shareholders, the Committee may consider issuing performance-based awards in 2009 under the 2009 Plan. See, “Proposal 2: Approval of 2009 Equity Compensation Plan — Discussion of Proposal” above and “Awards in 2009” below. All long-term incentive awards are subject to forfeiture if the recipient leaves our Company prior to vesting and/or achieving performance goals. The Compensation Committee further believes that such awards promote executive retention, because their value over time is directly linked to the market price of our common shares. Long-term incentive awards, accordingly, constitute the highest percentage of any of the executive compensation components paid to the named executive officers.

Long-term incentive awards are provided in the form of restricted common share grants under the Plan and, at target, will generally account for, depending on position, approximately 35%-50% of the total annual compensation paid to the named executive officers. Generally, the named executive officers have the right to vote and receive dividends on the outstanding unvested restricted common shares granted to them under the Plan. The form of the long-term incentive award is a set dollar amount for each participant to better ensure that the amount of compensation paid under this component will be consistent from year to year.

Awards for 2008.  On March 18, 2008, the Compensation Committee approved performance-based restricted share awards to each of the named executive officers as follows: Mr. Donatelli ($625,000); Mr. Bass ($425,000); Mr. Dawson ($425,000); Mr. Smith ($450,000); and Mr. Bonder ($280,000). No time-vesting awards were granted. The size of the awards were determined in light of the 2007 total annual compensation package for each named executive officer and long-term incentive awards provided to similarly situated executives of the peer group companies. All awards are subject to a restricted common share award agreement that provides for vesting based on the attainment of certain performance goals. Pursuant to this agreement:

•	25% of the shares will vest on the day on which the Total Return (as defined below) for the period commencing March 17, 2008 equals at least 40% for ten consecutive business days, provided, however, that such shares shall be forfeited if this condition is not satisfied by March 17, 2012;

•	25% of the shares will vest on the day on which the Total Return for the period commencing March 17, 2008 equals at least 50% for ten consecutive business days, provided, however, that such shares shall be forfeited if this condition is not satisfied by March 17, 2013;

•	25% of the shares will vest on the day on which the Total Return for the period commencing March 17, 2008 equals at least 65% for ten consecutive business days, provided, however, that such shares shall be forfeited if this condition is not satisfied by March 17, 2014; and

•	the remaining 25% of the shares will vest on the day on which the Total Return for the period commencing March 17, 2008 equals at least 80% for ten consecutive business days, provided, however that such shares shall be forfeited if this condition is not satisfied by March 17, 2015.

Total Return means the appreciation in the price of our common shares on the New York Stock Exchange plus any distributions made by us to our shareholders. Pursuant to these agreements, the executive officers will have the right to vote and receive dividends on the outstanding unvested restricted common shares.

Awards for 2009.  On February 24, 2009, the Compensation Committee approved the time-vesting portion of restricted share awards in the following amounts with the following values based on the Company’s common share closing price on the date of grant to each of the named executive officers: Mr. Donatelli, 25,194 restricted shares ($162,500); Mr. Bass, 16,473 restricted shares ($106,250); Mr. Dawson, 16,473 restricted shares ($106,250); Mr. Smith, 17,442 restricted shares ($112,500); and Mr. Bonder, 11,628 restricted shares ($75,000). All awards are subject to a restricted common share award agreement that provides for four-year ratable vesting under which one-fourth of the shares vest on each of the first through fourth anniversaries of the grant date. The size of the awards were determined in light of the 2008 total annual compensation package for each named executive officer and long-term incentive awards provided to similarly situated executives of the peer group companies. In the event the 2009 Equity Compensation Plan is approved by shareholders, the Committee may consider issuing performance-based awards in 2009 under the 2009 Plan.

We have not granted any stock option awards to any of the named executive officers since January 2005 or any of our trustees since 2003. All stock options previously issued to named executive officers vested in full as of January 4, 2009.

Retirement and Other Benefits.  Benefits are established based upon a determination of what is needed to aid in attracting and retaining a talented and motivated work force. The Compensation Committee does not view benefits and perquisites for the named executive officers as a key component of our executive compensation program. The named executive officers participate in benefit plans on substantially the same terms as our other participating employees and their total value remains a negligible percentage of each named executive officer’s base salary. The Compensation Committee may revise, amend or add to the benefits and perquisites made available to the named executive officers in the future if it deems advisable.

We provide retirement benefits to the named executive officers under the terms of our tax-qualified 401(k) plan. The named executive officers may participate in the plan on substantially the same terms as our other participating employees. We make a matching contribution on behalf of each participant equal to the first 6% of compensation contributed to the plan by the participant up to the federally mandated maximum. We do not maintain any defined benefit or supplemental retirement plans.

We provide no perquisites or other personal benefits to the named executive officers. We pay dividends on unvested restricted shares and provide the following benefits to all employees of the Company: parking at our corporate offices, 401(k) employer match, and group life insurance premiums. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

Severance Benefits Payable Upon Termination of Employment or a Change in Control.  In order to achieve our compensation objective of attracting, retaining and motivating qualified executives, we believe that we need to provide the named executive officers with severance protection. In conjunction with our initial public offering in 2003, the Company entered into employment and non- compete agreements with four of the named executive officers, Douglas J. Donatelli, Nicholas R. Smith, Barry H. Bass and James H. Dawson. This was done to provide assurances to the Company’s shareholders that the executive management team would remain in place and conversely, provide protection to the executive management team that was taking the Company public. The terms of the employment agreements were reviewed by outside counsel for the Company and the underwriters, approved by the Board of Trustees, and publicly disclosed. The Company entered into an identical employment agreement with

Joel F. Bonder, Executive Vice President and General Counsel of the Company, as of January 4, 2005, the date of his employment.

The terms of and level of potential payments under the employment agreements are reviewed annually by the Compensation Committee in connection with the Section 280G calculation performed by Ernst & Young LLP and were reviewed in 2008 by Mercer and special legal counsel to the Committee. Following review, these agreements were amended in December 2008 to reflect the requirements of Section 409A of the Internal Revenue code of 1986, as amended, and the treasury regulations and related guidance promulgated thereunder, to provide additional flexibility with regard to organizational structure and other changes as follows: Section 409A amendments: (i) Section 2.1(c) of the Employment Agreements was amended to require that any release must be signed by the executive within a specific, not indefinite, period of time after the severance event, (ii) Section 2.1(c) was amended to disallow discretion for the Company or an executive to change between lump-sum and installment forms of severance, (iii) Section 2.7 (c) was amended to require that payment of severance that exceeds an amount specified under Section 409A (currently $460,000) be deferred for six months following termination of employment, and (iv) Section 17 was added to show intent to comply with Section 409A. Other changes: (i) Section 2.7(a)(i) was amended to include indictment for a felony in the definition of “for cause” termination, (ii) Section 2.7(a)(ii) was amended to delete the word “intentionally” in connection with an executive’s failure to substantially perform reasonably assigned material duties, (iii) Section 2.7 (c) was amended to include a paragraph modifying the definition of “good reason” so that, in combination with language in Section 1.2, future corporate restructuring on the executive level is possible, and (iv) Section 3(a) of Exhibit B was amended to change the scope of non-competition agreements to include any additional locations in which the Company is doing business.

See “Employment Agreements” below and “Potential Payments Upon Termination or a Change of Control” below for complete details of severance benefits payable upon termination or change in control.

Share Ownership Guidelines

The named executive officers are not formally required to achieve or maintain any particular level of share ownership in our Company. Each named executive officer, however, maintains a significant beneficial ownership position in the Company and during 2008 Mr. Smith and Mr. Dawson purchased shares on the open market at no discount.

Tax Deductibility of Executive Compensation

In general, Section 162(m) of the Code places a limit on the amount of compensation that may be deducted annually on a public company’s tax return with respect to each of its named executive officers. Compensation paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our shareholders is not subject to this limit. Our 2003 Plan is qualified so that performance-based restricted share awards granted to the named executive officers are not subject to the compensation deduction limitations described above. Time-based awards are subject to the compensation deduction limitations. The Company has determined, however, that compensation paid to the Company’s executive officers by its Operating Partnership or a subsidiary of the Operating Partnership is not subject to the deduction limit. Compensation paid to the Company’s named executive officers by the Company in prior years either has been “performance based” (and deductible without regard to the Section 162(m) limit), or has entitled the Company to deductions that are below the Section 162(m) limit.

Summary Compensation Table

The following tables should be read in conjunction with the related footnotes and the “Compensation Discussion and Analysis” beginning on page 25. We summarize below the compensation paid or accrued for the fiscal year ended December 31, 2008 to each of our named executive officers:

							Change in
							Pension
							Value and
						Non-Stock	Nonqualified
Name &				Stock	Option	Incentive Plan	Deferred	All Other
Principal Position	Year	Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Compensation	Compensation(5)	Total

Douglas Donatelli	2008	$340,000	0	$370,103	$2,100	$227,800	0	$115,150	$1,072,153
Chairman & CEO	2007	$340,000	0	$201,668	$51,864	$65,000	0	$62,043	$703,269
	2006	$325,000	0	$236,226	$67,052	$175,000	0	$45,326	$781,552
Barry Bass	2008	$260,000	0	$249,155	$1,050	$158,600	0	$82,393	$751,198
EVP and Chief	2007	$249,600	0	$138,303	$18,341	$48,750	0	$46,525	$535,254
Financial Officer	2006	$240,000	0	$176,110	$23,404	$122,400	0	$35,796	$574,306
Nicholas Smith	2008	$270,000	0	$266,995	$1,400	$173,475	0	$87,160	$799,030
EVP and Chief	2007	$260,000	0	$149,235	$26,982	$50,700	0	$49,381	$536,191
Investment Officer	2006	$250,000	0	$190,379	$34,576	$152,500	0	$37,531	$630,410
James Dawson	2008	$260,000	0	$249,155	$1,050	$197,600	0	$85,393	$793,198
EVP and Chief	2007	$249,600	0	$138,303	$18,341	$48,750	0	$48,939	$523,399
Operating Officer	2006	$240,000	0	$176,110	$23,404	$134,400	0	$35,796	$586,306
Joel Bonder	2008	$243,000	0	$134,313	$24,125	$159,165	0	$52,965	$613,568
EVP and	2007	$234,000	0	$62,785	$24,125	$45,630	0	$28,450	$370,865
General Counsel	2006	$225,000	0	$143,358	$24,125	$126,000	0	$21,138	$539,621

(1)	Discretionary bonus payments to the named executive officers.

(2)	In accordance with SFAS No. 123R, the amounts in this column reflect the compensation expense for our named executive officers recognized in the Company’s audited financial statements for the years ended December 31, 2006, 2007 and 2008. Includes amounts related to both current and prior year grants. Assumptions used in the calculation of these amounts are included in Footnote 11 to the Company’s audited financial statements for the years ended December 31, 2006, 2007 and 2008, included in the Company’s Annual Reports on Form 10-K filed with the SEC.

(3)	In accordance with SFAS No. 123R, the amounts in this column reflect the compensation expense for our named executive officers recognized in the Company’s audited financial statements for the years ended December 31, 2006, 2007 and 2008. Includes awards granted pursuant to the 2003 Plan and thus include amounts from awards granted prior to 2008. The Company did not grant options to the named executive officers in 2006, 2007 and 2008. Assumptions used in the calculation of these amounts are included in Footnote 12 to the Company’s audited financial statements for the years ended December 31, 2006, 2007 and 2008, included in the Company’s Annual Reports on Form 10-K filed with the SEC.

(4)	Amounts are short-term incentive awards to the named executive officers. For a discussion of the plan criteria, see “Compensation Discussion and Analysis — Executive Compensation Program Components — Short-Term Incentive Awards” above.

(5)	This amount represents dividends earned on unvested restricted shares issued under the Company’s 2003 Plan, as well as the following other benefits provided to all employees of the Company: 401(k) employer matching contributions, parking at our corporate offices and group life insurance premiums. The following amounts were paid as dividends on unvested restricted shares during 2008: Mr. Donatelli, $99,226; Mr. Bass, $66,567; Mr. Smith, $71,377; Mr. Dawson, $66,567; and Mr. Bonder, $36,315.

Grants of Plan-Based Awards

The following table presents information regarding plan-based awards to the named executive officers during the fiscal year ended December 31, 2008.

										All Other
									All Other	Option	Exercise
									Stock Awards:	Awards:	or Base	Grant Date
		Estimated Future Payouts				Estimated Future Payouts			Number of	Number of	Price of	Fair Value
		Under Non-Equity Incentive				Under Equity Incentive Plan			Securities	Securities	Option	of Stock
		Plan Awards				Awards			Underlying	Underlying	Awards	and Option
		Threshold	Target		Max	Threshold	Target	Max	Options	Options	($/Sh)	Awards(3)
Name	Grant Date	($)	($)		($)	(#)	(#)	(#)(1)	(#)	(#)	($/Sh)	($)

Douglas Donatelli	3/18/08	—	—	(2)	—	—	—	45,391	—	—	—	$396,142
Barry Bass	3/18/08	—	—	(2)	—	—	—	29,679	—	—	—	$259,018
Nicholas Smith	3/18/08	—	—	(2)	—	—	—	31,424	—	—	—	$274,247
James Dawson	3/18/08	—	—	(2)	—	—	—	29,679	—	—	—	$259,018
Joel Bonder	3/18/08	—	—	(2)	—	—	—	19,553	—	—	—	$170,645

(1)	Represents the maximum number of shares that may be earned if the Company meets certain financial performance goals. See “Compensation Discussion and Analysis — Executive Compensation Program Components — Long-Term Incentive Awards” above for a discussion of these conditions. The vesting of restricted shares will accelerate based on the occurrence of certain other triggering events. See “Executive Compensation — Employment Agreements” below.

(2)	Non-equity incentive plan awards for Messrs. Bass, Smith and Dawson for plan year 2008 were approved by the Compensation Committee on February 24, 2009. The Awards were paid on March 13, 2009. The Company’s executive compensation plan provides for a target payout of 40-50% of base salary and a target plus payout of 80-100% of base salary. Actual awards were as follows: Mr. Donatelli: $227,800, Mr. Bass: $158,600, Mr. Smith: $173,475, Mr. Dawson: $197,600 and Mr. Bonder: $159,165. For additional information, see “Compensation Discussion and Analysis — Executive Compensation Program Components — Short-Term Incentive Awards” above.

(3)	Amounts represent the fair value of restricted share awards on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table lists the restricted common shares and options to purchase our common shares awarded to our named executive officers that are unvested and outstanding as of December 31, 2008. Performance-based restricted stock awards are reflected in the table below at target payout amounts. No discount has been taken to reflect risk of forfeiture or restrictions on transferability.

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan Awards:
								Equity	Market or
			Equity					Incentive	Payout
			Incentive					Plan Awards:	Value of
			Plan Awards:				Market	Number of	Unearned
	Number of	Number of	Number of			Number of	Value of	Unearned	Shares,
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Units or
	Underlying	Underlying	Underlying			Units or	Units of	or Other	Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested(1)	Vested	Vested(1)
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Douglas Donatelli(2)	150,000	—	—	15.00	9/17/2013	—	—	—	—
	15,000	—	—	18.70	5/17/2014	—	—	—	—
	—	—	—	—	—	—	—	83,823	799,544
Barry Bass(3)	45,000	—	—	15.00	9/17/2013	—		—	—
	7,500	—	—	18.70	5/17/2014	—	—	—	—
								56,033	521,107
Nicholas Smith(4)	75,000	—	—	15.00	9/17/2013	—	—	—	—
	10,000	—		18.70	5/17/2014	—	—	—	—
								59,980	556,968
James Dawson(5)	40,000	—	—	15.00	9/17/2013	—	—	—	—
	7,500	—	—	18.70	5/17/2014	—	—	—	—
								56,033	521,107
Joel Bonder(6)	46,875	3,125	—	22.42	1/4/2015	—	—	—	—
								31,403	292,048

(1)	Value is determined by multiplying the number of unvested restricted shares by $9.30, the closing sale price for our Common Shares on December 31, 2008, the last trading day of the year.

(2)	Unvested restricted shares vest in the following manner if the named executive officer remains employed with the Company: (1) 2005 Award. 7,764 shares on January 3, 2012 or earlier if the Company meets certain performance criteria; (2) 2006 Award. 7,764 shares on January 1, 2010; (3) 2006 Award. 9,317 shares if the Company meets certain performance criteria, (4) 2007 Award. 5,823 shares, 1,941 of which vest on April 1, 2009 and each April thereafter through 2011, (5) 2007 Award. 7,764 shares if the Company meets certain performance criteria and (6) 2008 Award. 45,391 shares if the Company meets certain performance criteria.

(3)	Unvested restricted shares vest in the following manner if the named executive officer remains employed with the Company: (1) 2005 Award. 5,324 shares on January 3, 2012 or earlier if the Company meets certain performance criteria; (2) 2006 Award. 5,324 shares on January 1, 2010; and (3) 2006 Award. 6,389 shares if the Company meets certain performance criteria; (4) 2007 Award. 3,993 shares, 1,331 of which vest on April 1, 2009 and each April 1 thereafter through 2011, (5) 2007 Award. 5,324 shares if the Company meets certain performance criteria and (6) 2008 Award. 29,679 shares if the Company meets certain performance criteria.

(4)	Unvested restricted shares vest in the following manner if the named executive officer remains employed with the Company: (1) 2005 Award: 5,768 shares on January 3, 2012 or earlier if the Company meets certain performance criteria; (2) 2006 Award. 5,769 shares on January 1, 2010; and (3) 2006 Award. 6,923 shares if the Company meets certain performance criteria, (4) 2007 Award. 4,327 shares, 1,442 of which vest on April 1, 2009 and each April 1 thereafter through 2011, (5) 2007 Award. 5,769 shares if the Company meets certain performance criteria and (6) 2008 Award. 31,424 shares if the Company meets certain performance criteria.

(5)	Unvested restricted shares vest in the following manner if the named executive officer remains employed with the Company: (1) 2005 Award. 5,324 shares on January 3, 2012 or earlier if the Company meets certain performance criteria; (2) 2006 Award. 5,324 shares on January 1, 2010; and (3) 2006 Award. 6,389 shares if the

Company meets certain performance criteria, (4) 2007 Award. 3,993 shares, 1,331 of which vest on April 1, 2009 and each April 1 thereafter through 2011, (5) 2007 Award. 5,324 shares if the Company meets certain performance criteria and (6) 2008 Award. 29,679 shares if the Company meets certain performance criteria.

(6)	The remaining 3,125 unvested options vested on January 4, 2009. Unvested restricted shares vest in the following manner if the named executive officer remains employed with the Company: (1) 2006 Award. 3,000 shares on January 1, 2010; and (2) 2006 Award. 3,600 shares if the Company meets certain performance criteria, (4) 2007 Award. 2,250 shares, 750 of which vest on April 1, 2009 and each April 1 thereafter through 2011, (5) 2007 Award. 3,000 shares if the Company meets certain performance criteria and (6) 2008 Award. 19,553 shares if the Company meets certain performance criteria.

Option Exercises and Stock Vested

The following table presents information concerning the exercise of stock options, SARs and similar instruments and the vesting of stock (including restricted stock, restricted stock units and similar instruments) for the named executive officers during the fiscal year ended December 31, 2008

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized on
	Acquired on Exercise	on Exercise	Acquired on Vesting	Vesting
Name(a)	(#)(b)	($)(c)	(#)(d)	($)(e)

Douglas Donatelli	0	0	0	0
Barry Bass	0	0	0	0
Nicholas Smith	0	0	0	0
James Dawson	0	0	0	0
Joel Bonder	0	0	0	0

Employment Agreements

The Company entered into employment agreements with Douglas J. Donatelli, Nicholas R. Smith, Barry H. Bass and James H. Dawson as of October 23, 2003, the date of the Company’s initial public offering, and with Joel F. Bonder, the Company’s Executive Vice President and General Counsel, as of January 4, 2005, the date of his employment with the Company. The employment agreements for Douglas J. Donatelli and Nicholas R. Smith were for an initial three-year term and provide for automatic renewal of two-year terms if not terminated by either party at least 90 days prior to the end of the applicable term. The employment agreements for Barry H. Bass and James H. Dawson were for an initial two-year term and the employment agreement with Joel F. Bonder was for an initial term of nine months. Each of these three agreements provides for automatic renewal of one-year terms if not terminated by either party at least 90 days prior to the end of the applicable term. Messrs. Donatelli and Smith’s agreements automatically renewed for two years on October 23, 2007, and Messrs. Bass, Dawson and Bonder’s agreements automatically renewed for one year on October 23, 2007. The employment agreements provide that if a change in control occurs, the employment term will automatically be extended to the later of (i) the end of the existing employment term or (ii) the date that is equivalent to the automatic renewal term for the executive, unless the employment term is terminated sooner pursuant to the terms of the agreements.

The employment agreements are reviewed annually by the Compensation Committee and were reviewed in 2008 by Mercer and special legal counsel to the Compensation Committee. The agreements were amended on December 19, 2008, primarily to reflect the requirements of current tax regulations, including Section 409 of the Internal Revenue Code, and to provide additional flexibility with respect to the organizational structure of the Company. The following describes the material terms of the employment agreements, as amended (hereinafter referred to as the “employment agreements”).

The employment agreements provide that each executive’s annual base salary is reviewed annually for appropriate increases by the Compensation Committee. Bonuses may be granted in the discretion of the Compensation Committee, and there is no limit on the bonus awardable to any executive in any given year. The agreements provide that the executive officers agree to devote substantially all of their business time to the Company’s operations.

The employment agreements also provided at the time of the Company’s initial public offering that each executive be granted an option on the date of his employment to purchase the Company’s Common Shares at an exercise price of $15.00 per share. The option grants for each executive were as follows: Douglas J. Donatelli, 150,000 Common Shares; Nicholas R. Smith, 75,000 Common Shares; and Barry H. Bass and James H. Dawson, 50,000 Common Shares each, all of which are now exercisable. Joel F. Bonder was granted an option on the date of his employment, January 4, 2005, to purchase 50,000 Common Shares at an exercise price of $22.42 per share. Each of these option grants are exercisable over a four-year period from the date of grant, all of which were exercisable as of January 4, 2009.

The employment agreements permit the Company to terminate the executives’ employment with appropriate notice for or without “cause.” “Cause” is generally defined to mean:

•	the indictment for or conviction of, or a plea of guilty or nolo contendre to, a felony;

•	continual failure to substantially perform reasonably assigned material duties, which failure is materially and demonstrably detrimental to the Company and has continued for at least 30 days after written notice of demand for substantial performance has been provided;

•	willful misconduct in the performance of the executive’s duties; or

•	breach of any non-competition, non-disclosure or non-solicitation agreement in effect between the executive and the Company.

In addition, each executive has the right under his employment agreement to resign for “good reason.” “Good reason” is defined in the employment agreement to include any of the following events or conditions, provided (i) the executive has notified the Company in writing of the existence of such an event or condition within ninety (90) days of the initial existence of the event or condition and (ii) the Company has not remedied the event or condition within thirty (30) days of its receipt of the executive’s notice: a substantial reduction in base salary, a demotion, a material reduction in duties, the executive being based at a location other than the Washington, D.C. metropolitan area, non-renewal of the employment agreement, or any material breach of the employment agreement by the Company. Notwithstanding the preceding, a demotion, material reduction in duties, and material breach of the employment agreement shall not include an executive restructuring approved by the Board of Trustees the result of which the executive is not a direct report of the chief executive officer, provided that any person to whom the executive shall be required to report shall be a direct report of the chief executive officer. Resignation for “good reason” entitles the executive to receive the benefits described below.

The employment agreements referred to above provide that the executive officers will be eligible to receive the same benefits, including participation in the Company’s retirement and benefit plans to the same extent as other similarly situated employees, and such other benefits as are commensurate with their position. Participation in employee benefit plans will be subject to the terms of said benefit plans as in effect from time to time.

When the executive’s employment ends for any reason, the Company will pay accrued and unpaid salary, bonuses and benefits already determined, and other existing obligations. In addition, if the Company terminates Douglas J. Donatelli’s or Nicholas R. Smith’s employment without cause or if the executive resigns for good reason, the Company will be obligated to pay the executive (i) severance equal to two times the executive’s base salary, payable in equal installments over the 24-month period after the executive’s termination of employment, (ii) a pro ration of the executive’s incentive pay (as described below) for the fiscal year of his termination, and (iii) payment of premiums for group health coverage during the 24-month period after termination of employment or may elect to pay cash in lieu of such coverage in an amount equal to the after-tax cost of continuing such coverage if the coverage cannot be continued. If the Company terminates Barry H. Bass’s, James H. Dawson’s or Joel F. Bonder’s employment without cause or if the executive resigns for good reason, the Company will be obligated to pay the executive (i) severance equal to one times the executive’s base salary, payable in equal installments over the 12-month period after the executive’s termination of employment, (ii) a pro ration of the executive’s Incentive Pay, and (iii) payment of premiums for group health coverage during the 12-month period after termination of employment or we may elect to pay cash in lieu of such coverage in an amount equal to the after-tax cost of continuing such coverage if the coverage cannot be continued. If the executive is terminated on account of death or disability, the executive will receive a pro ration of his incentive pay that covers the fiscal year of his termination. In addition, for each of the executives, in the event the Company terminates his employment other than for cause, on account of the executive’s disability or death, or by the executive for good reason, all of the executive’s outstanding options, restricted shares and other equity rights will become fully vested and/or exercisable, as applicable, and all outstanding options and other equity rights that have an exercise period will remain exercisable for the shorter of (i) the remaining term of the option or equity right, or (ii)(A) for Douglas J. Donatelli and Nicholas R. Smith, five years from the effective date of such termination, or (B) for Barry H. Bass, James H. Dawson and Joel F. Bonder, three years from the effective date of such termination. To receive the severance, the executive must execute a release of claims. An executive’s incentive pay (“Incentive Pay”) is the greater of (i) the maximum incentive bonus for which the executive was eligible during the period that includes the executive’s date of termination or (ii) the highest aggregate bonus or incentive payment paid to the executive during any of the three calendar years prior to the executive’s termination date.

In the event of a change in control, all outstanding options, restricted shares and other equity rights will become fully vested and exercisable for each executive officer. In the event of a change in control, Douglas J. Donatelli will be entitled to enhanced severance benefits irrespective of when his employment terminates if his employment terminates by the Company without cause or by him for good reason after the change in control. Nicholas R. Smith will be entitled to enhanced severance benefits if, within the two-year period after a change in control occurs, his employment is terminated without cause or he terminates on account of good reason. Barry H. Bass, James H. Dawson and Joel F. Bonder will be entitled to enhanced severance benefits if, within one year after a change in control occurs, their employment is terminated without cause or they terminate on account of good reason. In addition, Douglas J. Donatelli, Nicholas R. Smith, Barry H. Bass, James H. Dawson and Joel F. Bonder will be entitled to enhanced severance benefits if they are terminated prior to a change in control, if their employment terminates (i) within the six-month period prior to a change in control or (ii) after the commencement of the Company’s negotiations with a third party that ultimately results in a change in control, provided the change in control occurs within 12 months of the executive’s termination. Douglas J. Donatelli and Nicholas R. Smith will also be entitled to enhanced severance benefits if they resign for any reason during the one-month period that begins after the first anniversary of the change in control. The change in control severance benefits payable to Douglas J. Donatelli and Nicholas R. Smith are as follows: (i) lump sum severance payment equal to three times the executive’s base salary, (ii) lump sum severance payment equal to three times the executive’s Incentive Pay, (iii) a pro ration of the executive’s Incentive Pay for the fiscal year of his termination, (iv) all outstanding options and other equity rights with an exercise period will remain exercisable for the shorter of (A) the remaining term of the award, or (B) five years from the effective date of the termination following such change in control and (v) payment of premiums for group health coverage during the 36-month period after termination of employment or the Company may elect to pay cash in lieu of such coverage in an amount equal to the after-tax cost of continuing such coverage if the coverage cannot be continued. The change in control severance benefits payable to Barry H. Bass, James H. Dawson and Joel F. Bonder are as follows: (i) lump sum severance payment equal to two times the executive’s base salary, (ii) lump sum severance payment equal to two times the executive’s Incentive Pay, (iii) a pro ration of the executive’s Incentive Pay, (iv) all outstanding options and other equity rights with an exercise period will remain exercisable for the shorter of (A) the remaining term of the award, or (B) five years from the effective date of any termination following such change in control, and (v) payment of premiums for group health coverage during the 24-month period after termination of employment or the Company may elect to pay cash in lieu of such coverage in an amount equal to the after-tax cost of continuing such coverage if the coverage cannot be continued. To receive the enhanced severance, each executive must execute a release of claims. In general terms, a change of control occurs:

•	if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of the Company’s then outstanding voting securities;

•	if we merge into another entity unless the holders of the Company’s voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•	if we sell or dispose of all or substantially all of the Company’s assets;

•	if we are liquidated or dissolved; or

•	if after the effective date of the employment agreement, new trustees are subsequently elected to the Company’s Board and such trustees constitute a majority of the Company’s Board and have been members of the Company’s Board for less than two years (with certain exceptions).

If payments become due as a result of a change in control and the excise tax imposed by Internal Revenue Code Section 4999 applies, the terms of the employment agreements require the Company to gross up payments to the executive for the amount of this excise tax plus the amount of income and other taxes due as a result of the gross up payment.

If Douglas J. Donatelli’s and Nicholas R. Smith’s employment terminates for any reason or if a change in control occurs, the Company will indemnify each of them in connection with personal guarantees that they have jointly and severally provided in respect of certain indebtedness.

In connection with the employment agreements, each executive was required to execute a non-competition, confidentiality and non-solicitation agreement. This agreement provides that for the one-year period after termination of an executive’s employment for any reason, the executive will not compete with the Company by working with or investing in any business or enterprise which acquires, operates or develops industrial or flex properties within Maryland, Virginia, Washington, D.C., West Virginia and any other state or commonwealth in which the Company is doing business or has determined to do business at the date of termination. This agreement also provides that for the one-year period after termination of the executive’s employment for any reason the executive will not solicit any of the Company’s operating partnership’s principal customers, encourage any of the Company’s principal customers to reduce its patronage of the Company, or solicit or hire any of the Company’s employees.

Potential Payments Upon Termination or a Change in Control

The following tables represent the payments due to the named executive officers in the event termination or change in control payments would have been triggered under their employment agreements as of December 31, 2008. For further information on the terms of the employment agreements for the named executive officers, see “Executive Compensation — Employment Agreements” above and also the actual employment agreements and the amendment thereto, which are filed as exhibits to our Annual Report on Form 10-K.

Payments Due Upon Termination Without Cause or Resignation for Good Reason(1)

				Non-Equity
				Incentive Plan
		Stock	Option	Compensation	All Other
	Salary	Awards	Awards	Pro-Rata	Compensation	Benefits	Total
Name	($)	($)	($)	($)	($)	($)	($)

Douglas Donatelli(2)	680,000	743,628	0	340,000	27,945	91,798	1,883,371
Barry Bass(3)	260,000	445,926	0	208,000	21,370	30,599	965,895
Nicholas Smith(2)	540,000	481,859	0	216,000	22,192	75,756	1,335,807
James Dawson(3)	260,000	445,926	0	208,000	21,370	30,599	965,895
Joel Bonder(3)	243,000	233,793	0	194,400	19,973	29,810	720,976

(1)	Pursuant to each executive’s employment agreement, cash amounts set forth under the “Salary” and “Non-Equity Incentive Plan Compensation” columns and premium payments for benefits are payable in 24 monthly installments in the case of Messrs. Donatelli and Smith and 12 monthly installments in the case of Messrs. Bass, Dawson, and Bonder following termination without cause or resignation for good reason. The value of all unvested restricted shares is based on the number of shares that would vest upon termination multiplied by $9.30, the closing price of our Common Shares on December 31, 2008, the last trading day of the year.

(2)	Five years to exercise options after termination.

(3)	Three years to exercise options after termination.

(4)	The Company must provide at least thirty days written notice prior to a termination without cause. Amounts in this column represent payments of salary during that period.

Payments Due Upon Termination Due to Disability(1)

				Non-Equity
				Incentive Plan
		Stock	Option	Compensation	All Other
	Salary	Awards	Awards	Pro-Rata	Compensation	Benefits	Total
Name	($)	($)	($)	($)	($)	($)	($)

Douglas Donatelli(2)	0	743,628	0	340,000	0	0	1,083,628
Barry Bass(3)	0	445,926	0	208,000	0	0	653,926
Nicholas Smith(2)	0	481,859	0	216,000	0	0	697,859
James Dawson(3)	0	445,926	0	208,000	0	0	653,926
Joel Bonder(3)	0	233,793	0	194,400	0	0	428,193

(1)	Pursuant to each executive’s employment agreement, cash amounts set forth under the “Non-Equity Incentive Plan Compensation” column are payable in 24 monthly installments in the case of Messrs. Donatelli and Smith and 12 monthly installments in the case of Messrs. Bass, Dawson and Bonder following termination due to disability. The value of all unvested restricted shares is based on the number of shares that would vest upon termination multiplied by $9.30, the closing price of our Common Shares on December 31, 2008, the last trading day of the year.

(2)	Five years to exercise options after termination.

(3)	Three years to exercise options after termination.

Payments Due Upon Termination Due to Death(1)

				Non-Equity
				Incentive Plan
		Stock	Option	Compensation	All Other
	Salary	Awards	Awards	Pro-Rata	Compensation	Benefits	Total
Name	($)	($)	($)	($)	($)	($)	($)

Douglas Donatelli(2)	0	743,628	0	340,000	0	0	1,083,628
Barry Bass(3)	0	445,926	0	208,000	0	0	653,926
Nicholas Smith(2)	0	481,859	0	216,000	0	0	697,859
James Dawson(3)	0	445,926	0	208,000	0	0	653,926
Joel Bonder(3)	0	233,793	0	194,400	0	0	428,193

(1)	The value of all unvested restricted shares is based on the number of shares that would vest upon termination multiplied by $9.30, the closing price of our Common Shares on December 31, 2008, the last trading day of the year.

(2)	Five years to exercise options after termination.

(3)	Three years to exercise options after termination.

Payments Due Upon Change in Control(1)

				Non-Equity	Non-Equity
				Incentive Plan	Incentive Plan	Extended			Cost of
		Stock	Option	Compensation-	Compensation-	Term of	All Other		280G
	Salary	Awards	Awards(2)	Severance(3)	Pro-Rata	Exercise	Compensation(4)	Benefits	Gross Up(5)	Total
Name	($)	($)	($)	($)	($)	($)	($)(3)	($)(4)	($)(5)	($)

Doug Donatelli(1)	1,020,000	743,628	0	1,020,000	340,000	74,430	56,879	45,899	1,315,400	4,616,236
Barry Bass(1)	520,000	445,926	0	416,000	208,000	25,415	43,546	30,599	590,369	2,279,855
Nick Smith(1)	810,000	481,859	0	648,000	216,000	37,820	45,175	37,878	882,413	3,159,145
Skip Dawson(1)	520,000	445,926	0	416,000	208,000	25,415	43,546	30,599	532,326	2,221,812
Joel Bonder(1)	486,000	233,793	0	388,800	194,400	6,200	40,707	29,810	467,772	1,847,482

(1)	Pursuant to each executive’s employment agreement, cash amounts set forth under the “Salary” and “Non-Equity Incentive Plan Compensation” columns are payable in a lump-sum distribution following the change in control (“CIC”). The total amount set forth above does not include reimbursement of any excise tax that may be triggered under a CIC. The value of all unvested restricted shares is based on the number of shares that would vest upon termination multiplied by $9.30, the closing price of our Common Shares on December 31, 2008.

(2)	Five years to exercise options after change in control.

(3)	An executive’s incentive pay, as defined in each executive’s employment agreement, is the greater of (i) the maximum cash incentive bonus for which the executive was eligible during the period that includes the termination date, or (ii) the highest aggregate cash bonus paid to an executive during any of the three calendar years prior to the executive’s termination date. The dollar amounts set forth under “Non-Equity Incentive Plan Compensation” assume, for purposes of this calculation, that Mr. Donatelli’s maximum cash incentive bonus for which he was eligible during 2008 was equal to his Target Plus award under the executive compensation plan, or 100% of his base salary, and that Messrs. Bass, Smith, Dawson and Bonder’s maximum cash incentive bonus for which they were eligible during 2008 was equal to their Target Plus award under the executive compensation plan, or 80% of their respective base salaries.

(4)	Upon a change of control, the Company must provide at least sixty days written notice prior to a termination without cause. Amounts in this column represent payments of salary during that period.

(5)	The following assumptions were made in calculating the amounts in this column: the Company’s fiscal year begins on January 1, 2008; the Company undergoes a CIC on December 31, 2008 (the “CIC Date”); each of the named executive officer’s employment is terminated on the CIC Date for other than cause; the Company’s share price on the CIC Date is $9.30; it can be established that any stock options and restricted stock granted less than 12 months prior to the CIC Date were not contingent on a CIC; and the following tax rates apply: excise tax rate of 20%, federal tax rate of 35%, Maryland state tax rate of 4.75% (plus 3.2% tax rate for Montgomery County residents), Virginia state tax rate of 5.75%, Washington, D.C. tax rate of 9.3% and a Medicare tax rate of 1.45%.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2008 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	Be Issued upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	under Equity
Plan Category	Warrants and Rights(1)	Warrants and Rights	Compensation Plans(2)

Equity compensation plans approved by security holders	683,469	$18.49	295,846
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total

(1)	There are no outstanding warrants or rights.

(2)	Approximately, 45,000 securities remain available for future issuance under the 2003 Plan as of March 16, 2009.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Trustees is composed of Terry L. Stevens (Chairman), Richard B. Chess and R. Michael McCullough and operates under a written charter adopted by our Board of Trustees.

The Audit Committee oversees First Potomac Realty Trust’s financial reporting processes on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the internal controls over financial reporting. In this context, the Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to shareholders, management’s report on internal control over financial reporting, and the independent auditors’ evaluation of the Company’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

The Audit Committee also has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the overall scope and plan for their audit, the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, as modified or supplemented, and has discussed with the independent registered public accounting firm their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees (and the Board of Trustees agreed) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee also appointed KPMG LLP as the Company’s auditors for the 2009 fiscal year and is seeking shareholder ratification of that appointment in this proxy statement.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE
Terry L. Stevens, Chairman
Richard B. Chess
R. Michael McCullough

April 2, 2009

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Company as of and for the years ended 2008 and 2007 by KPMG LLP were:

Fee Type	2008		2007

Audit Fees	$644,650	(1)	$502,500
Audit-Related Fees	22,800		0
Tax Fees	0		0
All Other Fees	0		0

Total Fees	$667,450		$502,500

(1)	Includes $27,050 of audit fees for 2007 billed in 2008.

Audit fees include annual audit and limited quarterly review fees, audit of internal control over financial reporting fees, acquisition audits, comfort letters, consents, review of SEC filings, and fees for services that generally only the principal auditor can reasonably provide to the Company.

Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditor.

The Audit Committee has appointed KPMG LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. A representative of KPMG LLP is expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to appropriate questions.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If other proper matters, however, should come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment in respect of any such matters.

ANNUAL REPORT

The Company’s 2008 Annual Report to Shareholders is being made available to shareholders concurrently with this proxy statement and does not form part of the proxy solicitation material.

By order of the Board of Trustees,

Joel F. Bonder
Secretary

April 8, 2009
Bethesda, Maryland

EXHIBIT A

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

ARTICLE I DEFINITIONS		A-1
1.01.	Affiliate	A-1
1.02.	Agreement	A-1
1.03.	Board	A-1
1.04.	Change of Control	A-1
1.05.	Code	A-1
1.06.	Committee	A-2
1.07.	Common Shares	A-2
1.08.	Control Change Date	A-2
1.09.	Corresponding SAR	A-2
1.10.	Equity Award	A-2
1.11.	Exchange Act	A-2
1.12.	Fair Market Value	A-2
1.13.	Initial Value	A-2
1.14.	Option	A-2
1.15.	Participant	A-2
1.16.	Performance Unit	A-3
1.17.	Plan	A-3
1.18.	SAR	A-3
1.19.	Share Award	A-3
1.20.	Ten Percent Shareholder	A-3

ARTICLE II PURPOSES		A-3

ARTICLE III ADMINISTRATION		A-3

ARTICLE IV ELIGIBILITY		A-4

ARTICLE V COMMON STOCK SUBJECT TO PLAN		A-4
5.01.	Common Stock Issued	A-4
5.02.	Aggregate Limit	A-4
5.03.	Reallocation of Shares	A-5
5.04.	Individual Limit	A-5

ARTICLE VI OPTIONS		A-5
6.01.	Award	A-5
6.02.	Option Price	A-5
6.03.	Maximum Option Period	A-5
6.04.	Nontransferability	A-6
6.05.	Transferable Options	A-6
6.06.	Employee Status	A-6
6.07.	Exercise	A-6
6.08.	Payment	A-6
6.09.	Change of Control	A-7
6.10.	Shareholder Rights	A-7
6.11.	Disposition of Shares	A-7

A-i

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

ARTICLE VII SARS		A-7
7.01.	Award	A-7
7.02.	Maximum SAR Period	A-7
7.03.	Nontransferability	A-7
7.04.	Transferable SARs	A-8
7.05.	Exercise	A-8
7.06.	Change of Control	A-8
7.07.	Employee Status	A-8
7.08.	Settlement	A-8
7.09.	Shareholder Rights	A-8

ARTICLE VIII SHARE AWARDS		A-9
8.01.	Award	A-9
8.02.	Vesting	A-9
8.03.	Performance Objectives	A-9
8.04.	Employee Status	A-9
8.05.	Change in Control	A-9
8.06.	Shareholder Rights	A-9

ARTICLE IX PERFORMANCE UNITS		A-10
9.01.	Award	A-10
9.02.	Earning the Award	A-10
9.03.	Payment	A-10
9.04.	Shareholder Rights	A-10
9.05.	Nontransferability	A-10
9.06.	Employee Status	A-10
9.07.	Change of Control	A-11

ARTICLE X EQUITY AWARDS		A-11
10.01.	Award	A-11
10.02.	Terms and Conditions	A-11
10.03.	Nontransferability	A-11
10.04.	Employee Status	A-11
10.05.	Change of Control	A-11
10.06.	Shareholder Rights	A-12

ARTICLE XI CHANGE IN CONTROL		A-12
11.01.	Excise Tax	A-12
11.02.	Impact of Change of Control	A-13
11.03.	Assumption Upon Change of Control	A-13
11.04.	Cash-Out Upon Change of Control	A-13

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON SHARES		A-14

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		A-14

A-ii

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2009 EQUITY COMPENSATION PLAN

ARTICLE XIV GENERAL PROVISIONS		A-14
14.01.	Effect on Employment and Service	A-14
14.02.	Unfunded Plan	A-15
14.03.	Rules of Construction	A-15

ARTICLE XV AMENDMENT		A-15

ARTICLE XVI DURATION OF PLAN		A-15

ARTICLE XVII EFFECTIVE DATE OF PLAN		A-15

A-iii

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

ARTICLE I

DEFINITIONS

1.01. Affiliate

Affiliate means (i) any trade or business, whether or not incorporated, which together with the Trust is treated as a single employer under Section 414 of the Code and (ii) any trade or business, whether or not incorporated, in which the Trust owns, directly or indirectly, at least [20%] of the outstanding equity interests.

1.02. Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Trust and a Participant specifying the terms and conditions of a Share Award, an Equity Award, an award of Performance Units or an Option or SAR granted to such Participant.

1.03. Board

Board means the Board of Trustees of the Trust.

1.04. Change of Control

(a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Trust representing more than 50% of the voting power of the then outstanding securities of the Trust; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder and a Change of Control shall not be deemed to occur as a result of a transaction in which the Trust becomes a subsidiary of another real estate investment trust and in which the shareholders of the Trust, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent real estate investment trust would be entitled in the election of trustees (without consideration of the rights of any class of stock to elect trustees by a separate class vote);

(b) The consummation of (i) a merger or consolidation of the Trust with another real estate investment trust where the shareholders of the Trust, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving real estate investment trust would be entitled in the election of trustees (without consideration of the rights of any class of stock to elect trustees by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of trustees of the surviving real estate investment trust, (ii) a sale or other disposition of all or substantially all of the assets of the Trust, or (iii) a liquidation or dissolution of the Trust; or

(c) After the date this Plan is approved by the shareholders of the Trust, trustees are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new trustee who was not a trustee at the beginning of such two-year period was approved by a vote of at least two-thirds of the trustees then still in office who were trustees at the beginning of such period.

1.05. Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

1.06. Committee

Committee means the Compensation Committee of the Board; provided, however, that with respect to awards made to members of the Board who the Board has designated as “independent Trustees,” references to the Committee shall include those independent Trustees or the Compensation Committee of the Board.

1.07. Common Shares

Common Shares means the common shares of beneficial interest, $0.001 par value, of the Trust.

1.08. Control Change Date

Control Change Date means the date on which a Change of Control occurs. If a Change of Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.09. Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Trust, unexercised, of that portion of the Option to which the SAR relates.

1.10. Equity Award

Equity Award means an award granted to a Participant under Article X.

1.11. Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended as of January 1, 1990.

1.12. Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a Common Share in the principal trading market for the common Shares as reported by the source selected by the Administrator. If, on any given date, no Common Shares are traded on an established exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Shares were so traded.

1.13. Initial Value

Initial Value means the amount set forth in an Agreement evidencing an SAR (which cannot be less than the Fair Market Value of one Common Share on the date of grant of an SAR). If the Agreement evidencing an SAR does not specify the Initial Value, then the Initial Value shall be the Fair Market Value of one Common Share on the date of grant of the SAR.

1.14. Option

Option means a share option that entitles the holder to purchase from the Trust a stated number of Common Shares at the price set forth in an Agreement.

1.15. Participant

Participant means an individual who satisfies the requirements of Article IV and is selected by the Administrator to receive a Share Award, an Option, an SAR, an award of Performance Units, an Equity Award or a combination thereof.

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

1.16. Performance Unit

Performance Unit means an award, in the amount determined by the Administrator, stated with reference to the Fair Market Value of a specified number of Common Shares or such other measurement base prescribed by the Administrator, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or Common Shares or a combination thereof.

1.17. Plan

Plan means the First Potomac Realty Trust 2009 Equity Compensation Plan.

1.18. SAR

SAR means a share appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each Common Share encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Common Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.19. Share Award

Share Award means Common Shares awarded to a Participant under Article VIII.

1.20. Ten Percent Shareholder

Ten Percent Shareholder means an individual who, on the date an Option is granted, owns (or is deemed to own under applicable attribution rules), shares possessing more than ten percent of the total combined voting power of all classes of shares of the Trust or its “parent” or “subsidiary” (as defined in Section 424 of the Code.

ARTICLE II

PURPOSES

The Plan is intended to assist the Trust and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Trust and its Affiliates and to associate their interests with those of the Trust and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Share Awards, Equity Awards and Performance Units. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Trust from the sale of Common Shares pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Share Awards, Performance Units, Equity Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Share Award, an Equity Award or an award of Performance Units. Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Share Award or Equity Award may become transferable or

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nonforfeitable or the time at which an award of Performance Units may be settled or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Share Award, Equity Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Trust.

The Committee, in its discretion, may delegate to one or more officers of the Trust all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV

ELIGIBILITY

Any employee of the Trust or an Affiliate including, but not limited to, employees of First Potomac Realty Investment Limited Partnership and also including a trade or business that becomes an Affiliate after the adoption of this Plan, is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Trust or an Affiliate. Members of the Board may be selected to participate in this Plan without regard to whether they are employees of the Trust or an Affiliate. Consultants and advisors who perform services for the Trust or an Affiliate may be selected to participate in this Plan if they render bona fide services to the Trust or an Affiliate and provided further that such services are not in connection with the offer and sale of securities in a capital-raising transaction and provided further that such consultant or advisor does not directly or indirectly promote or maintain a market for the Trust’s securities.

ARTICLE V

COMMON STOCK SUBJECT TO PLAN

5.01. Common Stock Issued

Upon the award of Common Shares pursuant to a Share Award or Equity Award or in settlement of an award of Performance Units or an Equity Award, the Company may issue Common Shares from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Trust may deliver to the Participant (or the Participant’s broker if the Participant so directs), Common Shares from its authorized but unissued Common Shares.

5.02. Aggregate Limit

The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Share Awards and the settlement of Performance Units is 650,000 shares. The maximum aggregate number of Common Shares that may be issued under this Plan shall be subject to adjustment as provided in Article XII.

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If an SAR is exercised and settled, in whole or in part, with Common Shares, the maximum aggregate number of shares that may be issued under this Plan shall be reduced by the number of SARs exercised rather than the number of Common Shares issued in settlement of the exercise.

5.03. Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Shares, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, Equity Awards and Share Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with Common Shares or the exercise of a related Option, the number of shares allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Units, Equity Awards and Share Awards to be granted under this Plan. If an award of Performance Units is terminated, in whole or in part, for any reason other than its settlement with Common Shares, the number of shares allocated to the Performance Unit award or portion thereof may be reallocated to other Options, SARs, Performance Units and Share Awards to be granted under this Plan. If a Share Award is forfeited, in whole or in part, for any reason, the number of Common Shares allocated to the Share Award or portion thereof may be reallocated to other Options, SARs, Performance Units, Equity Awards and Share Awards to be granted under this Plan. If an Equity Award if forfeited, in whole or in part, for any reason, the number of Common Shares allocated to the Equity Award or portion thereof may be reallocated to other Options, SARs, Performance Units, Equity Awards and Share Awards to be granted under this Plan.

5.04. Individual Limit

The maximum aggregate number of Common Shares that may be awarded to a Participant or covered by awards granted to a Participant under this Plan in any calendar year is 400,000 shares. The per individual limitation of this Section 5.04 shall be subject to adjustment as provided in Article XII.

ARTICLE VI

OPTIONS

6.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of Common Shares covered by such awards.

6.02. Option Price

The price per Common Share purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the price per share shall not be less than 110% of the Fair Market Value on the date of grant in the case of an incentive stock option granted to a Ten Percent Shareholder. Except as provided in Article XII, the Administrator may not reduce the Option price of a previously granted Option, whether through amendment, cancellation, replacement grant or any other means, without the approval of shareholders.

6.03. Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted and no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

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6.04. Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant, without receiving consideration for the transfer, to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06. Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its “parent” or any “subsidiary” (as defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08. Payment

Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in (i) cash, (ii) by delivering Common Shares owned by the Participant (including Common Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Administrator deems appropriate) or by attestation of the Participant’s ownership of such shares (on a form prescribed by the Administrator, (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) such other method as the Administrator may approve, to the extent permitted by applicable law. Common Shares may be used to pay all or part of the Option price, (whether by

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delivery or attestation), only if (i) the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered or attested is not less than the Option price of the shares for which the Option is being exercised and (ii) the shares have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Trust with respect to the Option.

6.09. Change of Control

Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10. Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11. Disposition of Shares

A Participant shall notify the Trust of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII

SARS

7.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of Common Shares covered by such awards. No Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its “parent” or any “subsidiary” (as defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for Common Shares having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

Except as provided in Article XII, the Administrator may not reduce the Initial Value of a previously granted SAR, whether through amendment, cancellation, replacement grant or any other means, without the approval of shareholders.

7.02. Maximum SAR Period

The term of each SAR shall be determined by the Administrator on the date of grant, except that no SAR shall have a term of more than ten years from the date on which the SAR was granted and no Corresponding SAR shall have a term that is longer than the term of the related Option. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03. Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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7.04. Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, a Corresponding SAR that is not related to an incentive stock option, may be transferred by a Participant, without receiving consideration for the transfer, to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a Corresponding SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Corresponding SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Corresponding SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06. Change of Control

Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07. Employee Status

If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

7.08. Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Shares, or a combination of cash and Common Shares. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09. Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Trust or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Shares.

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ARTICLE VIII

SHARE AWARDS

8.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Share Award is to be made and will specify the number of shares covered by such awards.

8.02. Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Share Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. A Share Award that is forfeitable, nontransferable, or both on the date of grant shall become nonforfeitable and transferable at such time or times and subject to such criteria as the Administrator deems appropriate, including, without limitation, the satisfaction of performance goals established under Section 8.03.

8.03. Performance Objectives

In accordance with Section 8.02, the Administrator may prescribe that Share Awards will become vested or transferable or both based on objectives stated with respect to Common Share price, earnings per Common Share, net earnings, operating earnings, return on assets, return on equity, return on assets, shareholder return, growth in assets, unit volume, sales, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. If the Administrator, on the date of award, prescribes that a Share Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to the Share Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that the objectives have been achieved.

8.04. Employee Status

In the event that the terms of any Share Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.05. Change in Control

Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Share Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06. Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the Common Shares granted pursuant to the Share Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to the Share Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Share Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Share Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Share Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Share Award are transferable and are no longer forfeitable.

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ARTICLE IX

PERFORMANCE UNITS

9.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Units is to be made and will specify the number of Performance Units covered by such awards and will prescribe whether the value of each Performance Unit covered by the award will be based on the Fair Market Value or another specified measure.

9.02. Earning the Award

The Administrator, on the date of the grant of an award, may prescribe that the Performance Units, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator. The performance objectives may be stated with respect to the financial performance of the Trust or its operating units, the performance of Common Shares, individual performance or such other criteria as may be selected by the Administrator. Without limiting the generality of the preceding sentence, the performance objectives may be stated with respect to Common Share price, earnings per Common Share, net earnings, operating earnings, return on assets, return on equity, shareholder return, growth in assets, unit volume, sales, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. No payments will be made with respect to Performance Units unless, and then only to the extent that, the Administrator certifies that the objectives have been achieved.

9.03. Payment

In the discretion of the Administrator, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Shares, or a combination thereof. A fractional Common Share shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof.

9.04. Shareholder Rights

No Participant shall, as a result of receiving an award of Performance Units, have any rights as a shareholder until and to the extent that the award of Performance Units is earned and settled in Common Shares. After an award of Performance Units is earned and settled in Common Shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

9.05. Nontransferability

Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06. Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

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9.07. Change of Control

Section 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Unit award shall be earned in its entirety as of a Control Change Date. To the extent the Agreement provides that the Performance Unit award will be settled with Common Shares, such shares shall be nonforfeitable and transferable as of the Control Change Date.

ARTICLE X

EQUITY AWARDS

10.01. Award

The Administrator shall designate Participants to whom Equity Awards are made. An Equity Award may be granted as Common Shares (either restricted or unrestricted) or as an award with a value measured, in whole or in part, with reference to Common Shares or the Fair Market Value.

10.02. Terms and Conditions

The Administrator, at the time an Equity Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions may prescribe that the Equity Award shall be earned only upon, and to the extent that, performance objectives are satisfied. The performance objectives may be stated with respect to the financial performance of the Trust or its operating units, the performance of Common Shares, individual performance or such other criteria as may be selected by the Administrator. Without limiting the generality of the preceding sentence, the performance objectives may be stated with respect to Common Share price, earnings per Common Share, net earnings, operating earnings, return on assets, return on equity, shareholder return, growth in assets, unit volume, sales, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. Such terms and conditions also may include other limitations on earning Equity Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Trust or an Affiliate.

10.03. Nontransferability

Equity Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Equity Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04. Employee Status

If the terms of an Equity Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

10.05. Change of Control

Section 10.02 to the contrary notwithstanding, any Equity Award shall be earned in its entirety as of a Control Change Date. To the extent that the Agreement provides that the Equity Award will be settled with Common Shares, such shares shall be nonforfeitable and transferable as of the Control Change Date.

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10.06. Shareholder Rights

No Participant shall, as a result of receiving an Equity Award, have any rights as a shareholder of the Company or any Affiliate on account of such award except to the extent that the award is granted or settled in the form of Common Shares.

ARTICLE XI

CHANGE IN CONTROL

11.01. Excise Tax

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Sections 280G and 4999 of the Code. As provided in this Section 11.01, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than the Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participate without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under the Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Trust if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Trust a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under the Section 11.01, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 11.01 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 11.01 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Trust or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Participant must repay to the Trust together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Trust unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Trust of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Trust.

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For purposes of this Section 11.01, the term “Accounting Firm” means the independent accounting firm engaged by the Trust immediately before the Control Change Date. For purposes of this Section 11.01, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 11.01, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 11.01, the limitations and provisions of this Section 11.01 shall not apply to any Participant who, pursuant to an agreement with the Trust (including an agreement with a third party that is guaranteed by the Trust), or the terms of another plan maintained by the Trust, is entitled to indemnification of any liability that the Participant may incur under Code Section 4999. If a Participant is entitled to indemnification from the Trust, a third party or the Trust and a third party under an agreement with a third party that is guaranteed by the Trust, the total amount paid to the Participant as indemnification shall not exceed the Participant’s excise tax liability, net of taxes on the indemnification payment.

11.02. Impact of Change of Control

In accordance with Sections 6.09, 7.06, 8.05, 9.07 and 10.05, upon a Control Change Date, (i) each Option and SAR shall be fully exercisable, (ii) each Share Award will become transferable and nonforfeitable, (iii) each Performance Unit award shall be earned in its entirety and settled in cash, Common Shares or other securities or consideration received by shareholders in the Change of Control transaction, and (iv) each Equity Award shall be earned in its entirety and settled in cash, Common Shares or other securities or consideration received by shareholders in the Change of Control transaction.

11.03. Assumption Upon Change of Control

In the event of a Change of Control the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option or SAR shall be assumed by, or will be replaced by, a substitute award granted by the surviving entity in the Change of Control or an affiliate thereof. Such assumed or substituted award shall be of the same type of award as the original Option or SAR being assumed or substituted. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original award (i.e., the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

11.04. Cash-Out Upon Change of Control

In the event of a Change of Control the Committee, in its discretion and without the need of a Participant’s consent, may provide that an outstanding Option or SAR shall be cancelled in exchange for a payment. The payment may be in cash, Common Shares or other securities or consideration received by shareholders in the Change of Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by shareholders in the Change of Control exceeds the Option price or Initial Value.

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ARTICLE XII

ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of Common Shares as to which Options, SARs, Performance Units, Share Awards and Equity Awards may be granted, the terms of outstanding Share Awards, Options, Performance Units, Equity Awards, and SARs; and the per individual limitation on the number of Common Shares that may be awarded in a calendar year must be adjusted in the event that (i) the Trust (a) effects one or more share dividends, share split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee necessitates such action. The adjustments required under the preceding sentence shall be as the Committee determines to be equitably required. Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Trust of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Trust convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of Common Shares as to which Options, SARs, Performance Units and Share Awards may be granted, the per individual limitation on the number of Common Shares that may be awarded in a calendar year; or the terms of outstanding Share Awards, Options, Performance Units, Equity Awards or SARs.

The Committee may make Share Awards and may grant Options, SARs, Performance Units, and Equity Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Trust or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Share Awards or Option, SAR, Performance Units or Equity Award grants shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Shares shall be issued, no certificates for Common Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Trust is a party, and the rules of all domestic stock exchanges on which the Trust’s shares may be listed. The Trust shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Shares when a Share Award or Equity Award is granted, a Performance Unit award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Share Award, Equity Award or Performance Unit award shall be granted, no Common Shares shall be issued, no certificate for Common Shares shall be delivered, and no payment shall be made under this Plan until the Trust has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV

GENERAL PROVISIONS

14.01. Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Trust or an

FIRST POTOMAC REALTY TRUST

2009 EQUITY COMPENSATION PLAN

Affiliate or in any way affect any right and power of the Trust or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

14.02. Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Trust shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Trust to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Trust shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Trust.

14.03. Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE XV

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of Common Shares that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment is required to be approved by shareholders under the rules of any exchange on which the Common Shares listed for trading. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Share Award, Performance Unit award, Option, SAR, or Equity Award outstanding at the time such amendment is made.

ARTICLE XVI

DURATION OF PLAN

No Share Award, Performance Unit award, Option, SAR, or Equity Award may be granted under this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by shareholders in accordance with Article XVII. Share Awards, Performance Unit awards, Options, SARs, and Equity Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

Options, SARs, Share Awards, Performance Units and Equity Awards may be granted under this Plan upon its approval by a majority of the votes entitled to be cast by the Trust’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, within twelve months of the Plan’s adoption by the Board.

EXHIBIT B

FIRST POTOMAC REALTY TRUST

2009 EMPLOYEE SHARE PURCHASE PLAN

FIRST POTOMAC REALTY TRUST

2009 EMPLOYEE SHARE PURCHASE PLAN

1.	Establishment of Plan.

First Potomac Realty Trust, a Maryland real estate investment trust (the “Trust”), proposes to grant options (“Options”) for the purchase of the Trust’s common shares, $0.001 par value (“Common Share”), to eligible employees of the Trust and its Designated Affiliates (as hereinafter defined) pursuant to this 2009 Employee Share Purchase Plan (this “Plan”). For purposes of this Plan, the term “Affiliate” means a “parent corporation” or “subsidiary corporation” as defined in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or successor provisions to such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition therein.

2.	Stock Subject to Plan.

The total number of Common Shares available for issuance under this Plan shall be 200,000 shares. Such number shall be subject to adjustments effected in accordance with Section 16 of this Plan. Any Common Shares that have been made subject to an Option that cease to be subject to the Option (other than by means of exercise of the Option), including, without limitation, in connection with the cancellation or termination of an Option, shall again be available for issuance in connection with future grants of Options under this Plan.

3.	Purpose.

The purpose of this Plan is to provide employees of the Trust and its Designated Affiliates, with a convenient means of acquiring an equity interest in the Trust through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Trust and its Affiliates, and to provide an incentive for continued employment.

4.	Administration.

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Trust’s Board of Trustees (the “Board”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, the Committee shall have exclusive authority, in its discretion, to determine all matters relating to Options granted under this Plan, including all terms, conditions, restrictions, and limitations of Options; provided, however, that all participants granted Options under an offering pursuant to this Plan shall have the same rights and privileges within the meaning of Code Section 423(b)(5) except as required by applicable law. The Committee shall also have exclusive authority to interpret this Plan and may from time to time adopt rules and regulations of general application for this Plan’s administration. The Committee’s exercise of discretion and interpretation of this Plan, its rules and regulations, and all actions taken and determinations made by the Committee pursuant to this Plan shall be conclusive and binding on all parties involved or affected. The Committee may delegate administrative duties to employees of the Company or to independent contractors, as it deems advisable. All expenses incurred in connection with the administration of this Plan shall be paid by the Trust and the Designated Affiliates; provided, however, that the Committee may require a participant to pay any costs or fees in connection with the sale by the participant of Common Shares acquired under this Plan or in connection with the participant’s request for the issuance of a certificate for Common Shares held in the participant’s Share Account (as hereinafter defined).

5.	Eligibility.

Any employee of the Trust or a Designated Affiliate is eligible to participate in the Plan for any Offering Period (as hereinafter defined) under this Plan except the following:

(a) employees who are customarily employed for less than 20 hours per week;

(b) employees who are customarily employed for not more than five months in a calendar year;

(c) employees who have been employed by the Trust or a Designated Affiliate for less than 90 days;

(d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own shares or hold options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Trust or any of its Affiliates or who, as a result of being granted Options under this Plan would own shares or hold options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Trust or any of its Affiliates; and

(e) employees whose employment terms are covered by a collective bargaining agreement in situations where the applicable union or other collective bargaining unit has either refused to bargain with respect to this Plan as an employee benefit or has considered this Plan as a potential employee benefit and has rejected this Plan or has otherwise determined that employees which such union or other bargaining unit represents may not participate in this Plan.

Notwithstanding the foregoing, an employee of the Trust or a Designated Affiliate shall not be eligible to participate in the Plan for any Offering Period (as hereinafter defined) during which the employee has elected to participate in an employee stock purchase plan of an Affiliate that is intended to meet the requirements of Code section 423 (an “Affiliate Plan”).

For all purposes of this Plan, the term “Designated Affiliate” shall mean an Affiliate listed on Annex A to this Plan or any Affiliate which may hereafter be determined by the Board to be a Designated Affiliate. A Designated Affiliate will cease to be a Designated Affiliate on the earlier of (i) the date the Board determines that such Affiliate is no longer a Designated Affiliate or (ii) the date such Designated Affiliate ceases for any reason to be a “parent corporation” or “subsidiary corporation” as defined in Sections 424(e) and 424(f), respectively, of the Code.

6.	Offering Periods.

The offering periods of this Plan (individually, an “Offering Period”) shall be of periods not to exceed the maximum period permitted by Section 423 of the Code. Until determined otherwise by the Committee, (a) Offering Periods shall commence on the first day of each calendar quarter; provided, however, that the first Offering Period may begin on any date as shall be determined by the Committee, and (b) each Offering Period shall end on the last business day of the calendar quarter in which the Offering Period commenced; provided, however, that the last day of the first Offering Period shall be determined by the Committee. The first day of each Offering Period is referred to as the “Offering Date.” The last day of each Offering Period is referred to as the “Purchase Date.” Subject to the requirements of Section 423 of the Code and Section 15, the Committee shall have the power to change the duration of Offering Periods if such change is announced at least fifteen (15) days prior to the Offering Date of the first Offering Period to be affected by such change.

7.	Participation in this Plan.

Eligible employees may become participants in an Offering Period under this Plan on any Offering Date by delivering an enrollment form provided by the Trust to the administrator for this Plan (“Plan Administrator”) not later than the fifteenth (15th) day of the month (or if such day is not a business day for the Company or the applicable Affiliate, on the immediately preceding business day) before such Offering Date unless a later time for filing the enrollment form authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. Once an employee becomes a participant in the Plan with respect to an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from this Plan or terminates further participation in the Offering Period as set forth in Sections 13 and 14 below. Such participant is not required to file any additional enrollment form in order to continue participation in this Plan, except that the Committee may require the filing of new enrollment forms by participants who transfer to another division of the Trust or a Designated Affiliate.

8.	Grant of Option on Enrollment.

Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant by the Trust to such employee of an Option to purchase on the Purchase Date up to that number of whole Common Shares determined by dividing (a) the dollar amount accumulated in such employee’s Employee Account (as hereinafter defined) during the Offering Period ending on such Purchase Date, by (b) the Purchase Price (as defined in Section 9); provided, however, that the number of shares which may be purchased pursuant to an Option may in no event exceed the number of shares determined in the manner set forth in Section 11(b) of the Plan or such other maximum number of shares as may be specified in the future by the Committee in lieu of the limitation set forth in Section 11(b).

9.	Purchase Price.

The Purchase Price at which a Common Share will be sold in any Offering Period shall be the lower of (a) 85 percent of the fair market value of such share on the Offering Date or (b) 85 percent of the fair market value of such share on the Purchase Date; provided, however, that in no event may the purchase price per share of Common Stock be below the par value per share of Common Stock.

For purposes of this Plan, the “fair market value” of a Common Share on a particular date shall be the reported closing price of a Common Share in the principal trading market for the Common Shares as reported by the source selected by the Committee or, if no closing price was reported on such day, then on the next preceding day on which such a closing price was reported.

10.	Purchase of Shares; Changes in Payroll Deductions; Issuance of Shares.

(a) Funds contributed by each participant for the purchase of shares under this Plan shall be accumulated by regular payroll deductions made during each Offering Period. Subject to Section 11 and any procedures established or approved by the Committee, the deductions shall be made as a whole dollar amount that the participant elects to have deducted from the participant’s Compensation. As used herein, “Compensation” shall mean all base salary, cash bonuses, wages, commissions, and overtime. “Compensation” does not include severance pay, hiring and relocation allowances, pay in lieu of vacation, automobile allowances, imputed income arising under any Trust group insurance or benefit program, income received in connection with stock options, or any other special items of remuneration. Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday that occurs in the Offering Period unless sooner altered or terminated as provided in this Plan.

(b) A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Plan Administrator a new authorization for payroll deductions on a form provided by the Trust, in which case the new whole dollar deduction shall become effective for the next payroll period commencing more than fifteen (15) days after the Plan Administrator’s receipt of the authorization and shall continue for the remainder of the Offering Period unless changed pursuant to this Section 10(b). Such change in the payroll deduction may be made at any time during an Offering Period, but not more than two increases and two decreases may be made effective during any Offering Period. Notwithstanding the foregoing, a participant may lower the payroll deduction to zero for the remainder of the Offering Period. A participant may increase or decrease the payroll deduction for any subsequent Offering Period by filing with the Plan Administrator a new authorization for payroll deductions not later than the fifteenth (15th) day of the month (or if such date is not a business day, the immediately preceding business day) before the beginning of such Offering Period. A participant who has decreased the payroll deduction to zero will be deemed to continue as a participant in the Plan until the participant withdraws from the Plan in accordance with the provisions of Section 13 or his or her participation is terminated in accordance with the provisions of Section 14. A participant shall have the right to withdraw from this Plan in the manner set forth in Section 13 regardless of whether the participant has exercised his or her right to lower the payroll deduction during the applicable Offering Period.

(c) All payroll deductions made for a participant will be credited to an unfunded and unsecured bookkeeping account maintained on behalf of the participant (the “Employee Account”) and deposited with the general funds of the Trust. No interest will accrue on payroll deductions. All payroll deductions received or held by the Trust may be used by the Trust for any corporate purpose, and the Trust shall not be obligated to segregate such payroll deductions. Contributions to an Employee Account other than by payroll deduction are not permitted.

(d) On each Purchase Date, provided that the participant has not withdrawn from the Plan pursuant to Section 13 or terminated employment pursuant to Section 14, in either case on or before the fifteenth (15th) day (or if such date is not a business day, on the immediately preceding business day) of the last month of the Offering Period in accordance with Section 13 or 14 of this Plan, or the Plan has not been terminated prior to the date referred to in the foregoing clause, the Trust shall apply the funds then in the participant’s Employee Account to the purchase of whole Common Shares at the Purchase Price for the Offering Period. Shares may be purchased in the public equity markets, directly from the Trust or in privately negotiated transactions.

(e) During a participant’s lifetime, such participant’s Option to purchase shares hereunder is exercisable only by him or her or, in the event of the participant’s disability, the participant’s legal representatives. The participant will have no interest or voting right in shares covered by his or her Option until such Option has been exercised.

(f) No fractional Common Shares shall be purchased by or issued to a participant. Any portion of the payroll deductions credited to an Employee Account which is not utilized to purchase Common Shares because it is insufficient to purchase an additional whole Common Share shall be retained in the participant’s Employee Account and applied to the purchase of Common Shares in the succeeding Offering Period. No interest will accrue on any amounts retained in an Employee Account.

11.	Limitations on Rights to Purchase.

(a) No employee shall be granted an Option to purchase Common Shares under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all Affiliate Plans, exceeds $25,000 in fair market value, determined as of the applicable date of the grant of the Option, for each calendar year in which the employee participates in this Plan (or any other employee stock purchase plan described in this Section 11(a)).

(b) The number of Common Shares which may be purchased by any employee on the first Purchase Date to occur in any calendar year may not exceed the number of Common Shares determined by dividing $25,000 by the fair market value (as defined in Section 9) of a Common Share on the Offering Date of the Offering Period in which such Purchase Date occurs. The number of Common Shares which may be purchased by any employee on any subsequent Purchase Date which occurs in the same calendar year (as that referred to in the preceding sentence) shall not exceed the number of Common Shares determined by performing the calculation described below.

Step One:  The number of Common Shares purchased by the employee during each previous Offering Period which occurred in the same calendar year shall be multiplied by the fair market value (as defined in Section 9) of a Common Share on the first day of each such previous Offering Period in which such shares were purchased and the number of shares purchased by the employee under an Affiliate Plan during any previous offering period under such plan which occurred in the same calendar year shall be multiplied by the fair market value of such shares on the first day of such previous offering period. The resulting products then will be totaled.

Step Two:  The amount determined in Step One shall be subtracted from $25,000.

Step Three:  The amount determined in Step Two shall be divided by the fair market value (as defined in Section 9) of a Common Share on the next Offering Date in the same calendar year and any fraction shall be disregarded. The quotient so obtained shall be the maximum number of Common Shares that may be purchased by any employee on the subsequent Purchase Date in the same calendar year.

Subject to the limitations of Section 423 of the Code, the Committee may from time to time determine that a different maximum number of Common Shares may be purchased on any given Purchase Date in lieu of the maximum amounts described above in this Section 11(b), in which case the number of shares which may be purchased by any employee on such Purchase Date may not exceed such different limitation.

(c) If the number of Common Shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of Common Shares then available for issuance under this Plan, then the Trust will make a pro rata allocation of the remaining Common Shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Trust shall give written notice of such reduction of the number of Common Shares to be purchased under a participant’s Option to each participant affected thereby.

(d) Any payroll deductions accumulated in an Employee Account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Offering Period without interest.

12.	Transfer Restriction; Evidence of Stock Ownership.

(a) Common Shares purchased under the Plan may not be sold, transferred, assigned, pledged or otherwise disposed of in any way until six months after the applicable Purchase Date. The transfer restriction set forth in the preceding sentence shall not apply (i) on or after a “Control Change Date” (as defined in the Trust’s 2009 Equity Compensation Plan), (ii) after a Participant’s termination of employment by the Trust or (iii) to the transfer of shares to a Participant’s beneficiary under Section 23 or transfers by such beneficiary.

(b) As soon as administratively practicable following the Purchase Date, the Common Shares purchased on behalf of a participant pursuant to the exercise of his or her Option will be credited to an account at the Trust’s transfer agent or with a securities brokerage firm, as determined by the Trust (the “Plan Financial Agent”), in the name of the participant. By electing to participate in the Plan, a participant will be deemed to authorize the establishment of an account (the “Share Account”) in his or her name with the Plan Financial Agent selected by the Trust. A participant may request that the Plan Financial Agent arrange, subject to any applicable fee, for the delivery to the participant or an account designated by the participant of some or all of the Common Shares held in the participant’s Share Account. Subject to the restriction set forth in Section 12(a), if the participant desires to sell some or all of the Common Shares held in his or her Share Account, he or she may do so either (i) by disposing of the Common Shares through the Plan Financial Agent subject to any applicable fee, or (ii) through such other means as the Trust may permit.

(c) Following termination of a participant’s employment with the Trust and its Affiliates for any reason, and subject to the restriction set forth in Section 12(a), the participant shall have a period of 30 days to notify the Plan Financial Agent whether such participant desires (i) to receive a certificate representing all Common Shares then in the participant’s Share Account with the Plan Financial Agent, (ii) to transfer the Common Shares in the participant’s Share Account to a securities account designated by the participant, or (iii) to sell the Common Shares in the participant’s Share Account through the Plan Financial Agent. If the terminated participant fails to file such notice with the Plan Financial Agent within 30 days after termination, he or she shall be deemed to have elected the alternative set forth in clause (i) above.

(d) Dividends credited to a participant’s Share Account shall be paid periodically to a participant at such times as the Board or the Committee shall designate. Copies of annual reports, proxy statements and any other materials issued to shareholders of the Trust generally will be mailed to a participant provided the balance in his or her Share Account is one Common Share or more. In the absence of timely instructions from a participant with respect to tenders or exchanges of Common Shares, the Trust and the Plan Financial Agent will be deemed authorized to tender or exchange the participant’s Common Shares held in his or her Share Account whenever the Trust deems it to be in the best interest of the participant to do so.

13.	Withdrawal.

Each participant may withdraw from participation in the Plan by signing and delivering to the Plan Administrator a written notice to that effect on a form provided by the Trust for such purpose. Upon withdrawal from this Plan, the participant’s participation in this Plan shall terminate, subject to Section 15. In the event a participant elects to withdraw from the Plan pursuant to this Section 13, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any subsequent Offering Period by filing a new enrollment form in the same manner as set forth above for initial participation in this Plan.

14.	Termination of Employment; Leave of Absence.

Termination of a participant’s employment with the Trust and its Affiliates for any reason, including resignation, retirement, termination or death, or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan, subject to Section 15. For purposes of this Section 14, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Trust during any leave of absence approved by the Committee.

15.	Return of Payroll Deductions.

In the event a participant’s participation in this Plan is terminated by withdrawal pursuant to Section 13 or termination of employment pursuant to Section 14, or in the event this Plan is terminated by the Board, the Trust shall promptly deliver to the participant, or in the case of the participant’s death to such person pursuant to Section 23, all payroll deductions of the participant which have not yet been applied to the purchase of Common Shares; provided, however, that if such withdrawal or termination of employment occurs later than the fifteenth (15th) day of the last month of an Offering Period (or if such date is not a business day, on the preceding business day), then such payroll deductions will be utilized to purchase Common Shares for the participant on the Purchase Date at the end of such Offering Period; provided, further, that upon termination of the Plan the Board may accelerate the Purchase Date. No interest shall accrue on the payroll deductions of a participant in this Plan.

16.	Capital Changes.

In the event of any change in the capitalization of the Trust, such as a share split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of shares or property of the Trust, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Trust or sale of all or substantially all of the Trust’s assets or shares then the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the maximum number and kind of shares subject to this Plan as set forth in Sections 1 and 2, the number and kind of shares subject to outstanding Options, and/or the Purchase Price. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

17.	Nonassignability.

Neither payroll deductions credited to an Employee Account nor any rights with regard to the exercise of an Option or to receive Common Shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 23 hereof by the participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be void and without effect.

18.	Reports and Status of Accounts.

Individual account records will be maintained for each participant’s Employee Account and Share Account. The Plan Financial Agent shall send to each participant promptly after the end of each Offering Period a report of his or her account setting forth with respect to such Offering Period the number of shares purchased and the price per share thereof, and also setting forth the total number of Common Shares then held in his or her Share Account. Neither the Company nor any Designated Affiliate shall have any liability for any error or discrepancy in any such report.

19.	No Rights to Continued Employment; No Implied Rights.

Neither this Plan nor the grant of any Option hereunder shall confer any right on any employee to remain in the employ of the Trust or any Affiliate or restrict the right of the Trust or any Affiliate to terminate such employee’s employment. The grant of any Option hereunder during any Offering Period shall not give a participant any right to similar grants thereafter.

20.	Equal Rights and Privileges.

All eligible employees shall have equal rights and privileges with respect to this Plan except as required by applicable law so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Trust, the Board, or the Committee, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.	Amendment of Plan.

The Board may amend this Plan in such respects as it shall deem advisable; provided, however, that shareholder approval will be required for any amendment that will increase the total number of shares as to which Options may be granted under this Plan or, but for such shareholder approval, cause this Plan to fail to continue to qualify as an “employee stock purchase plan” under Section 423 of the Code.

22.	Termination of the Plan.

The Board may suspend or terminate this Plan at any time (and upon termination may accelerate the Purchase Date of the current Offering Period in accordance with Section 15). Unless this Plan shall have been terminated by the Board, this Plan shall terminate on, and no Options shall be granted after, the day before the tenth anniversary of the date that this Plan is adopted by the Board or, if earlier, the date that this Plan is approved by shareholders in accordance with Section 423 of the Code. No Options shall be granted during any period of suspension of this Plan.

23.	Designation of Beneficiary.

(a) A participant may file a written designation on a form provided by the Trust of a beneficiary who is to receive cash and Common Shares, if any, from the participant’s Employee Account and Share Account under this Plan in the event of such participant’s death.

(b) Such designation of beneficiary may be changed by the participant at any time on a form provided by the Trust for such purpose. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Trust shall deliver such cash or Common Shares to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Trust), the Trust, in its discretion, may deliver such cash or Common Shares to the spouse or to any one or more dependents or relatives of the participant or, if no spouse, dependent, or relative is known to the Company, to such other person as the Company may in good faith determine to be an appropriate designee.

24.	Conditions Upon Issuance of Shares; Limitation on Sale of Shares.

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of Common Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the Common Shares may then be listed, and shall be further subject to the approval of counsel for the Trust with respect to such compliance.

25.	Plan Effective Date.

The effective date of the Plan is the date that this Plan is approved by a majority of the votes entitled to be cast by the Trust’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present and within twelve months of the Board’s adoption of the Plan.

ANNEX A

2009 EMPLOYEE SHARE PURCHASE PLAN

DESIGNATED AFFILIATES
As of February 24, 2009

The “Affiliates” of First Potomac Realty Trust that are “Designated Affiliates” for purposes of Section 5 of the 2009 Employee Share Purchase Plan are as follows:

First Potomac Realty Investment Limited Partnership

First Potomac Management LLC

FIRST POTOMAC REALTY TRUST
7600 WISCONSIN AVE, 11TH FLOOR
BETHESDA, MD 20814
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it up until 11:59 P.M. Eastern Time the day before the meeting date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FPOTR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST POTOMAC REALTY TRUST - 2009 ANNUAL MEETING OF SHAREHOLDERS PROXY CARD		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Trustees recommends you vote “FOR” each of the nominees listed in Proposal 1 and each of Proposals 2, 3 and 4.		☐	☐	☐

1.	Proposal to elect seven members to the Board of Trustees for a term of year.

Nominees: 01) Robert H. Arnold 02) Richard B. Chess 03) Douglas J. Donatelli 04) J. Roderick Heller III 05) R. Michael McCullough 06) Alan G. Merten 07) Terry L. Stevens

Vote On Proposals		For	Against	Abstain

2.	Proposal to approve the Company’s 2009 Equity Compensation Plan;	☐	☐	☐

3.	Proposal to approve the Company’s 2009 Employee Share Purchase Plan; and	☐	☐	☐

4.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;	☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

NOTE : Please sign exactly as your name appears above. When shares are held as joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by President or other authorized officer. If the signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The undersigned acknowledges receipt from First Potomac Realty Trust of, prior to the execution of this proxy, a notice of the annual meeting, a proxy statement, and an annual report on Form 10-K.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Shareholders to be Held on May 21, 2009:
The Company’s Annual Meeting Notice, 2009 Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FPOTR2

PROXY
FIRST POTOMAC REALTY TRUST
7600 Wisconsin Avenue,11th
Floor Bethesda, Maryland 20814
This proxy is solicited on behalf of the Board of Trustees of the Company
     The undersigned hereby appoints Barry H. Bass as attorney-in-fact and proxy with the power to appoint such person’s substitute, and hereby authorizes him to vote, as designated on the reverse side, all the common shares of beneficial interest of First Potomac Realty Trust held of record by the undersigned on March 16, 2009, at the annual meeting of shareholders to be held on May 21, 2009 at 11:00 a.m. and any adjournment thereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4.
To vote your proxy, please date and sign on the reverse side, and mail your proxy card in the envelope provided as soon as possible. You may also vote on the Internet or by telephone by following the instructions included on this proxy card.
(Continued on the reverse side)